UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Cue Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

April 25, 2025

To Our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Cue Biopharma, Inc., or the Annual Meeting. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format on Wednesday, June 4, 2025 at 9:00 a.m. Eastern Time where you will be able to vote your shares electronically and submit questions during the meeting. You can attend the Annual Meeting online at www.virtualshareholdermeeting.com/CUE2025, after entering the 16-digit control number found on your proxy card, voting instruction form or Notice Regarding Internet Availability of Proxy Materials, or the Notice, and following the instructions on the website.

The Notice of 2025 Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted at the Annual Meeting. Only stockholders of record at the close of business on April 11, 2025 will be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting online, we hope that you will vote as soon as possible. If you are the “record holder” of your shares, you may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the Notice or the proxy card. If your shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee on how to vote your shares. Using these methods will ensure your representation at the Annual Meeting regardless of whether you attend the meeting online.

Thank you for your ongoing support of, and continued interest in, Cue Biopharma.

Very truly yours,

/s/ Daniel R. Passeri

Daniel R. Passeri

Chief Executive Officer

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

April 25, 2025

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 4, 2025

Dear Stockholder:

You are cordially invited to the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Cue Biopharma, Inc. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/CUE2025 on Wednesday, June 4, 2025 at 9:00 a.m. Eastern Time. The stockholders will consider and vote on the following matters:

1.
To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000 (Proposal 1);
2.
The election of six nominees to the Board of Directors (Proposal 2);
3.
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3);
4.
The approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 4);
5.
The approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan (Proposal 5); and
6.
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our stockholders of record as of the close of business on April 11, 2025, or the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/CUE2025, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding Internet Availability of Proxy Materials and follow the instructions on the website.

Instead of mailing to our stockholders a printed copy of our proxy materials, including this Proxy Statement, our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a proxy card, we provide access to these materials over the Internet. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our Annual Meeting.

We encourage all stockholders to attend the Annual Meeting online. However, whether or not you plan to attend the Annual Meeting online, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on how to vote your shares online during the Annual Meeting as described in the Proxy Statement.

By the Order of the Board of Directors,

/s/ Colin Sandercock

Colin Sandercock

Senior Vice President, General Counsel and Secretary

Boston, Massachusetts

April 25, 2025

Important Notice Regarding Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on June 4, 2025: You will be able to view the Notice Regarding Internet Availability of Proxy Materials, this Proxy Statement, our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a proxy card online at www.proxyvote.com or you can receive a free paper or email copy of the materials by requesting such materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com.

INFORMATION CONCERNING SOLICITATION AND VOTING	1

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL 1: ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK	8

PROPOSAL 2: ELECTION OF DIRECTORS	10

CORPORATE GOVERNANCE	13

EXECUTIVE OFFICERS	22

EXECUTIVE COMPENSATION	24

EQUITY COMPENSATION PLAN INFORMATION	33

TRANSACTIONS WITH RELATED PERSONS	34

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	38

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	39

PROPOSAL 5: APPROVAL OF CUE BIOPHARMA, INC. 2025 STOCK INCENTIVE PLAN	40

STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING	54

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	1

OTHER MATTERS	1

APPENDIX A: CERTIFICATE OF AMENDMENT	A-1

APPENDIX B: CUE BIOPHARMA, INC. 2025 STOCK INCENTIVE PLAN	A-3

CUE BIOPHARMA, INC.

40 Guest Street

Boston, Massachusetts 02135

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 4, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement contains information about our 2025 annual meeting of stockholders, or the Annual Meeting. The meeting will be held on Wednesday, June 4, 2025 at 9:00 a.m. Eastern Time. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.virtualshareholdermeeting.com/CUE2025. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Except where the context otherwise requires, references to “Cue Biopharma,” “the Company,” “we,” “us,” “our” and similar terms refer to Cue Biopharma, Inc. and its consolidated subsidiary. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement.

This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our board of directors. We are making this Proxy Statement, our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and a proxy card available to stockholders for the first time on or about April 25, 2025.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135, by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.proxyvote.com. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on Wednesday, June 4, 2025 at 9:00 a.m. Eastern Time, including at any adjournment or postponement of the meeting. As a holder of record of common stock as of the close of business on April 11, 2025, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with SEC rules, we have elected to provide access to our proxy materials, including this Proxy Statement and our 2024 Annual Report to Stockholders, over the Internet. Accordingly, we have sent a Notice Regarding Internet Availability of Proxy Materials, or the Notice, to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials and voting over the Internet or by telephone prior to the Annual Meeting. We will mail the Notice on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxyvote.com. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. These documents are also available to any stockholder who wishes to receive a receive a free paper or email copy by (1) visiting www.proxyvote.com; (2) calling 1-800-579-1639; or (3) sending an email to sendmaterial@proxyvote.com.

The Notice identifies the date and time of, and website for, the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; and a toll-free telephone number, an email address, and a website where stockholders can request to receive, free of charge, a paper or email copy of the Proxy Statement and our 2024 Annual Report to Stockholders, which paper materials will be accompanied by the proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet in advance of the Annual Meeting or during the Annual Meeting. It also provides instructions on how to request to receive, free of charge, a paper copy of proxy materials, which materials will be accompanied by the proxy card.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q. What is the purpose of the Annual Meeting?

A. At the Annual Meeting, stockholders will consider and vote on the following matters:

(1)
To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000 (Proposal 1).
(2)
The election of six directors, Daniel R. Passeri, Peter A. Kiener, Frank Morich, Pamela Garzone, Patrick Verheyen and Pasha Sarraf, for a one-year term expiring at the 2026 annual meeting of stockholders and until their respective successors have duly been elected and qualified (Proposal 2).
(3)
The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3).
(4)
The approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 4).
(5)
The approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan (Proposal 5).

(6)
The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q. Why is the Annual Meeting of stockholders a virtual, online meeting?

A. The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Annual Meeting by enabling stockholders to participate from any location around the world. The Annual Meeting will be governed by our Rules of Conduct and Procedures which will be posted during the meeting at www.virtualshareholdermeeting.com/CUE2025. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q. How do I virtually attend the Annual Meeting?

A. Stockholders of record as of the close of business on the record date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/CUE2025, enter the 16-digit control number found on your proxy card, voting instruction form or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, brokerage firm or other nominee and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

The webcast of the Annual Meeting will start on Wednesday, June 4, 2025 at 9:00 a.m. Eastern Time.

Q. Who can vote?

A. Only stockholders of record at the close of business on April 11, 2025, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 61,819,101 shares of our common stock outstanding. Common stock is our only class of stock outstanding.

Q. How many votes do I have?

A. Each share of our common stock that you own as of the record date, April 11, 2025, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet or by Telephone: You may submit your voting instructions by proxy, by phone or via the internet by following the instructions provided in the Notice or the proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 11:59 p.m. Eastern Time on June 3, 2025 to be counted.
(2)
By Mail: To vote using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for Cue Biopharma, Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, you do not need to vote over the Internet or by telephone. If we receive the proxy card no later than June 3, 2025, we will vote your shares as you direct.

(3)
Online During the Annual Meeting: You may vote by attending the Annual Meeting online. Please visit www.virtualshareholdermeeting.com/CUE2025 and enter the 16-digit control number included in your Notice or proxy card.

If your shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm or other nominee, you may vote:

(1)
Over the Internet or by Telephone: You will receive instructions from your bank, brokerage firm or other nominee if they permit Internet or telephone voting. You should follow those instructions.
(2)
By Mail: You will receive instructions from your bank, brokerage firm or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)
Online During the Annual Meeting: Visit www.virtualshareholdermeeting.com/CUE2025 and enter the 16-digit control number included in your voting instruction form.

Q. Can I change my vote?

A. If your shares are registered directly in your name, you may revoke your proxy and change your vote by following one of the below procedures:

(1)
Vote over the Internet or by telephone as instructed above under “Over the Internet or by Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m. Eastern Time, on June 3, 2025.
(2)
Sign and complete a new proxy card and send it by mail to Proxy Tabulator for Cue Biopharma, Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Broadridge must receive the proxy card no later than June 3, 2025. Only your latest dated proxy will be counted.
(3)
Virtually attend the Annual Meeting online and vote online as instructed above. Attending the Annual Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.
(4)
Give our corporate secretary written notice before or at the Annual Meeting that you want to revoke your proxy. Such written notice should be sent to Cue Biopharma, Inc., Attention: Secretary, 40 Guest Street, Boston, Massachusetts 02135.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee. You may also vote virtually at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from your bank, brokerage firm or other nominee as described in the answer to the question “How do I vote?” above.

Q. Will my shares be voted if I do not return my proxy or do not give specific voting instructions?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Annual Meeting. If you are a stockholder of record and you submit your proxy or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

If your shares are held in “street name,” your bank, brokerage firm or other nominee may under certain circumstances vote your shares if you do not return your voting instructions. Banks, brokerage firms and other nominees can vote your shares on discretionary matters in the absence of voting instructions from you but they will not be allowed to vote your shares with respect to non-discretionary matters such as the election of directors. If you do not return voting instructions to your bank, brokerage firm or other nominee to vote your shares, your bank, brokerage firm or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Your bank, brokerage firm or other nominee cannot vote your shares on any matter that is not considered discretionary. Proposal 2 (the election of directors), Proposal 4 (the advisory vote on the compensation paid to our named executive officers) and Proposal 5 (the approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan) are not considered discretionary matters. If you do not instruct your bank, brokerage firm or other nominee how to vote with respect to these proposals, we expect that your bank, brokerage firm or other nominee may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Proposal 1

(the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended) and Proposal 3 (the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025) are considered discretionary matters, and we expect that your bank, brokerage firm or other nominee will be able to exercise discretionary authority to vote on these proposals even if it does not receive voting instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your bank, brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, brokerage firm or other nominee about how to submit your voting instructions.

Q. May I see a list of stockholders entitled to vote as of the record date?

A. A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days ending on the day before the Annual Meeting and also during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CUE2025 and entering the 16-digit control number included in your Notice or proxy card.

Q. How many shares must be represented to hold the Annual Meeting?

A. A majority of our shares of common stock issued and outstanding at the record date and entitled to vote at the Annual Meeting must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Abstentions and broker non-votes count as present for purposes of establishing a quorum. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

As of the record date, April 11, 2025, 61,819,101 shares of our common stock were issued and outstanding.

Q. What vote is required to approve each matter and how are votes counted?

Proposal 1 - Adoption and Approval of an Amendment to Our Amended and Restated Certificate of Incorporation.

The affirmative vote of a majority of the votes cast will be required for the adoption and approval of Proposal 1. Proposal 1 is considered a discretionary matter. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will have the authority to vote your shares on Proposal 1. To the extent that there are any broker non-votes, each such broker non-vote will have no effect on the outcome of Proposal 1. If you ABSTAIN from voting on Proposal 1, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast on the proposal. As a result, votes to ABSTAIN will have no effect on the outcome of Proposal 1.

Proposal 2 - Election of Directors

The six nominees for director to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 2 is not considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee cannot vote your shares on Proposal 2. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or WITHHELD from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal 2. You may:

•
vote FOR each nominee;
•
vote FOR a particular nominee or nominees and WITHHOLD your vote from the other nominees; or
•
WITHHOLD your vote from each nominee.

Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present virtually or by proxy and entitled to vote on Proposal 3 will be required for the approval of Proposal 3. Proposal 3 is considered a discretionary matter. If your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee will have the authority to vote your shares on Proposal 3. To the extent that there are any broker non-votes, each such broker non-vote will have no effect on the outcome of Proposal 3. If you ABSTAIN from voting on Proposal 3, you are still considered “entitled to vote” on the proposal. As a result, a vote to ABSTAIN will have the same effect as a vote AGAINST the proposal.

Although stockholder approval of our audit committee’s appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of RSM US LLP as our independent registered public accounting firm.

Proposal 4 - Advisory Vote on the Compensation Paid to Named Executive Officers

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present virtually or by proxy and entitled to vote on Proposal 4 will be required for the approval of Proposal 4. Proposal 4 is not considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee cannot vote your shares on Proposal 4. Broker non-votes will have no effect on the outcome of Proposal 4. If you ABSTAIN from voting on Proposal 4, you are still considered “entitled to vote” on the proposal. As a result, a vote to ABSTAIN will have the same effect as a vote AGAINST the proposal.

Proposal 4 is non-binding. Because this vote is advisory and not binding on us or our board of directors in any way, our board of directors may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

Proposal 5 - The approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan

The affirmative vote of the holders of shares representing a majority in voting power of the shares of stock of the Company present virtually or by proxy and entitled to vote on Proposal 5 will be required for the approval of Proposal 5. Proposal 5 is not considered a discretionary matter. Therefore, if your shares are held by your bank, brokerage firm or other nominee in “street name” and you do not provide voting instructions with respect to your shares, we expect that your bank, brokerage firm or other nominee cannot vote your shares on Proposal 5. Broker non-votes will have no effect on the outcome of Proposal 5. If you ABSTAIN from voting on Proposal 5, you are still considered “entitled to vote” on the proposal. As a result, a vote to ABSTAIN will have the same effect as a vote AGAINST the proposal.

Q. How does the board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

•
FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000;
•
FOR the election of each of the six directors, Daniel R. Passeri, Peter A. Kiener, Frank Morich, Pamela Garzone, Patrick Verheyen and Pasha Sarraf, for a one-year term expiring at the 2026 annual meeting of stockholders and until their respective successors have duly been elected and qualified;
•
FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•
FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers; and
•
FOR the approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan.

Q. Who will count the votes?

A. The votes will be counted, tabulated and certified by Broadridge Financial Solutions, Inc., our inspector of election.

Q. Will my vote be kept confidential?

A. Your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the board of directors. The inspector of election will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on the proxy card.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q. How do I submit a question at the Annual Meeting?

A. You will be able to submit your questions prior to the Annual Meeting by visiting www.proxyvote.com and during the Annual Meeting by visiting the meeting website at www.virtualshareholdermeeting.com/CUE2025, entering the 16-digit control number found on your proxy card, voting instruction form or Notice and following the instructions on the website. Our Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. Our Rules of Conduct and Procedures will be posted during the meeting at www.virtualshareholdermeeting.com/CUE2025.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts. We have engaged one such third party, BetaNXT, to assist in the solicitation of proxies and provide related advice and informational support, for service fees of up to approximately $10,000. BetaNXT may solicit proxies by mail, telephone, email and in person.

Q. How do I obtain an Annual Report on Form 10-K?

A. If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 that we filed with the SEC, it will be furnished to you, without exhibits, free of charge upon written or oral request to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135, by (1) visiting www.proxyvote.com; (2) calling 1-800-579-1639; or (3) sending an email to sendmaterial@proxyvote.com.

All of our SEC filings are also available free of charge in the “Investors & Media—Financial Information” section of our website at www.cuebiopharma.com.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates was less than $700 million on the last business day of our most recently completed second fiscal quarter and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates was less than $250 million on the last business day of our most recently completed second fiscal quarter or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates was less than $700 million on the last business day of our most recently completed second fiscal quarter. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company. We have taken advantage of certain reduced reporting obligations in this Proxy Statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

PROPOSAL 1:

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK

On April 13, 2025, our board of directors approved and declared advisable an amendment to our Amended and Restated Certificate of Incorporation, as amended, or our Certificate of Incorporation, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000. Our Certificate of Incorporation currently authorizes 210,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. The proposed amendment is subject to stockholder approval and adoption and would not increase or otherwise affect our authorized preferred stock. Our common stock is all a single class, with equal voting, dividend and liquidation rights. The additional shares of capital stock, consisting of shares of common stock to be authorized by adoption of the amendment, would have rights identical to our currently outstanding common stock.

A copy of the amendment to our Certificate of Incorporation is attached as Appendix A to this Proxy Statement. If our stockholders adopt and approve this Proposal 1, subject to the discretion of the board of directors, we will file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable.

Purpose

Our board of directors believes that it is in the best interests of our Company and our stockholders to increase the number of authorized shares of our common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable the Company, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•
our equity incentive plans;
•
partnerships, collaborations and other similar transactions;
•
financing transactions, such as public or private offerings of common stock or convertible securities, including under our sales agreement, or the Open Market Sales Agreement, with Jefferies LLC, or Jefferies;
•
strategic investments or acquisitions of other businesses or assets; and
•
other corporate purposes that have not yet been identified.

We currently have no specific plans, arrangements or understandings to issue additional shares of common stock, except for the issuance of common stock pursuant to our equity incentive plans or in connection with the exercise and vesting of our outstanding options and restricted stock units, and any potential issuances under the Open Market Sales Agreement and our universal shelf registration statement as described below. However, the availability of additional shares of common stock for issuance is, in management’s view, prudent and will afford us flexibility in acting upon financing transactions to strengthen our financial position and/or partnerships, collaborations or similar opportunities that may arise.

We currently have on file with the SEC a universal shelf registration statement which allows us to offer and sell up to $300 million of registered common stock, preferred stock, debt securities, warrants, subscription rights and/or units from time to time pursuant to one or more offerings at prices and terms to be determined at the time of sale. In addition, we have entered into the Open Market Sale Agreement with Jefferies, as sales agent, pursuant to which we may offer and sell shares of our common stock under such registration statement with an aggregate offering price of up to $80.0 million under an “at-the-market” offering program. To date, we have sold 9,072,231 shares of common stock pursuant to the Open Market Sales Agreement for proceeds of $40.4 million, net of commission paid, but excluding transaction expenses. We may choose to sell shares of our common stock pursuant to the Open Market Sales Agreement in the future.

As of April 11, 2025, a total of 61,819,101 shares of common stock were issued and outstanding, and there were no shares of preferred stock issued or outstanding. As of April 11, 2025, there were options to purchase an aggregate of 12,338,461 shares of common stock outstanding, composed of 12,021,861 shares underlying options granted under our 2016 Omnibus Incentive Plan, or the Omnibus Plan, 200,000 shares underlying an inducement grant, and 116,600 shares underlying options granted under our 2016 Non-Employee Equity Incentive Plan, or the Non-Employee Plan. As of April 11, 2025, 6,336,365 shares of common stock are reserved for future issuance under the Omnibus Plan. There were no shares reserved for future issuance under the

Non-Employee Plan. Additionally, as of April 11, 2025, there were outstanding warrants to purchase an aggregate of 15,151,906 shares of common stock and outstanding pre-funded warrants to purchase an aggregate of 12,435,599 shares of common stock. Accordingly, out of the 200,000,000 shares of common stock authorized, as of April 11, 2025, 61,819,101 shares are issued and outstanding, 46,262,331 shares are reserved for issuance, and 91,918,568 authorized shares of common stock remain available for future issuance.

Further, on April 16, 2025, we issued and sold to investors in an underwritten public offering: (i) 13,530,780 shares of common stock and accompanying common stock warrants to purchase 3,382,695 shares of common stock, and (ii) to certain investors in lieu of common stock, pre-funded warrants to purchase 11,469,216 shares of common stock and accompanying common stock warrants to purchase 2,867,304 shares of common stock.

Possible Effects of the Amendment

If the amendment to our Certificate of Incorporation is adopted, approved and effected, the additional authorized shares of common stock would be available for issuance at the discretion of our board of directors and without further stockholder approval, except as may be required by law or the rules of the Nasdaq Capital Market on which our common stock is listed. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. We are not aware of any attempts on the part of a third party to effect a takeover of the Company, and the amendment to our Certificate of Incorporation has been proposed for the reasons stated above and not with the intention that any increase in the authorized shares of common stock be used as a type of anti-takeover device.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on any future earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that if this amendment is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Reservation of Right to Abandon the Amendment

Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by this Proposal 1, notwithstanding stockholder adoption and approval of this proposal, our board of directors will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the amendment to our Certificate of Incorporation without any further action by our stockholders if at any time prior to the filing or effectiveness of the certificate of amendment, our board of directors determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of our Company and our stockholders. By voting in favor of Proposal 1, stockholders are also expressly authorizing our board of directors to determine not to proceed with, or abandon, the increase in authorized shares of capital stock and common stock if it should so decide.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION AND APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 210,000,000 TO 310,000,000 AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 200,000,000 TO 300,000,000 IS IN THE BEST INTERESTS OF THE COMPANY AND OUR STOCKHOLDERS AND, THEREFORE, RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 2:

ELECTION OF DIRECTORS

Our board of directors currently consists of seven members. Directors are elected at the annual meeting of stockholders and hold office for a one-year term and until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our directors may fill existing vacancies on the board of directors.

If no contrary indication is made, proxies will be voted for Mr. Passeri, Dr. Kiener, Dr. Morich, Dr. Garzone, Mr. Verheyen and Dr. Sarraf. Proxies cannot be voted for a greater number of individuals than the number of nominees named in this Proxy Statement. In the event that any of the nominees for director is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Mr. Driscoll will not stand for re-election at the Annual Meeting. Accordingly, our board of directors reduced the size of our board of directors to six members, effective immediately following the completion of Mr. Driscoll’s term at the Annual Meeting.

At the Annual Meeting, stockholders will be asked to consider the election of Dr. Sarraf, who has been nominated for election as a director by our stockholders for the first time. Dr. Sarraf was appointed to our board of directors in March 2025, upon the recommendation of our nominating and corporate governance committee.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of business acumen, the ability to contribute positively to the decision-making process of the Company, knowledge of our business, understanding of the competitive landscape and a reputation for integrity, honesty and adherence to high ethical standards. We also seek to have a diversity of skills and backgrounds represented on our board of directors. Re-nomination of our directors is not automatic, and performance on the board and committees is considered, as well as the undertaking of continuing director education. Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Director Nominees

The following paragraphs provide information as of April 11, 2025 about each nominee for director, as furnished to us by the nominees for director. The information presented includes information each such individual has given us about his or her age, any position he or she holds with us, his or her principal occupation and business experience for the past five years and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each such individual’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he or she should serve as a director, we also believe that each of our directors and director nominees has a reputation for integrity, honesty and adherence to high ethical standards. Each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors. Finally, we value their significant experience on other public company boards of directors and board committees.

Information about the number of shares of common stock beneficially owned by each of our directors and nominees for director appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers, directors or nominees for director.

Nominees for Election to the Board of Directors

Name	Year First Became Director	Position with the Company
Daniel R. Passeri	2016	Chief Executive Officer and Director
Peter A. Kiener	2016	Director
Frank Morich	2018	Chairman
Pamela Garzone	2023	Director
Patrick Verheyen	2023	Director
Pasha Sarraf	2025	Director

Daniel R. Passeri, age 64, has served as our Chief Executive Officer and a director since August 2016. He also served as our President from August 2016 to October 2019. He served as a director of Curis, Inc. (Nasdaq: CRIS), or Curis, a biotechnology company seeking to develop and commercialize drug candidates for the treatment of cancer, from September 2001 to June 2016. Mr. Passeri previously served as Chief Executive Officer of Curis from September 2001 until June 2014 and as Vice Chairman of its board of directors from June 2014 to June 2016, and additionally held the title of President from September 2001 to February 2013. Previously, from November 2000 to September 2001, Mr. Passeri served as the Senior Vice President, Corporate Development and Strategic Planning of Curis. From December 2014 to June 2015, Mr. Passeri served as Chief Officer of Technology Management and Business Development of the Jackson Laboratory for Genomic Medicine. From March 1997 to November 2000, Mr. Passeri was employed by Gene Logic Inc., a biotechnology company, most recently as Senior Vice President, Corporate Development and Strategic Planning. From February 1995 to March 1997, Mr. Passeri was employed by Boehringer Mannheim, a pharmaceutical, biotechnology and diagnostic company, as Director of Technology Management. Mr. Passeri received a J.D. from the George Washington University Law School, an M.Sc. in biotechnology from the Imperial College of Science, Technology and Medicine at the University of London and a B.S. in biology from Northeastern University. Mr. Passeri’s qualifications to serve as a director of Cue Biopharma include his extensive service and experience as a director and executive officer of a public company as well as his extensive experience in corporate strategy and development, intellectual property strategy and oversight, and technology licensing, as each of these elements are critical to our overall business strategy.

Peter A. Kiener, age 72, joined our board of directors in March 2016. Dr. Kiener served as the Chief Scientific Officer and Head of Research and Development of Sucampo Pharmaceuticals, Inc., or Sucampo, a global biopharmaceutical company, from October 2014 to February 2018. Prior to joining Sucampo, Dr. Kiener served as the Chief Scientific Officer of Ambrx, Inc., a clinical-stage biopharmaceutical company focused on the development of antibody-drug conjugates, from 2013 to 2014. From 2009 to 2013, he was President and co-founder of Zyngenia Inc., an early-stage biopharmaceutical company. From 2001 to 2009, he was head of Research and R&D at MedImmune, the biologics research and development arm of AstraZeneca. Dr. Kiener is currently also a member of the board of directors of Peptone Switzerland AG and Lava Therapeutics (Nasdaq: LVTX). Dr. Kiener was a member of the board of directors of Pieris Pharmaceuticals, Inc. from 2018 through 2024, iTolerance, Inc. from 2021 through 2024 and Tetragenetics Inc. from 2018 through 2022. Dr. Kiener holds a Bachelor’s degree in chemistry from the University of Lancaster and a Ph.D. in biochemistry from the University of Oxford. Dr. Kiener’s extensive executive leadership experience and his in-depth knowledge of the biopharmaceutical industry make him well qualified to serve on our board of directors.

Frank Morich, age 71, joined our board of directors in July 2018 and was appointed Chairman in April 2020. Dr. Morich has served as a consultant in the life sciences and health care industries since 2015. Since 2023, Dr. Morich has served on the board of Perspective Therapeutics (Nasdaq: CATX), a clinical-stage biopharmaceutical company. Dr. Morich was a member of the supervisory board of MorphoSys AG (Nasdaq: MOR), a late-stage, biopharmaceutical company, from 2015 to 2021. From 2011 to 2014, Dr. Morich served as Chief Commercial Officer at Takeda Pharmaceutical, a global pharmaceutical company, and from 2010 to 2011, he served as Executive Vice President International Operations at Takeda. From 2008 to 2010, Dr. Morich served as Chief Executive Officer of NOXXON Pharma AG, a clinical-stage drug development company, and from 2005 to 2007 he served as Chief Executive Officer and member of the board of directors of Innogenetics N.V., an international in vitro diagnostics company. During 2004, Dr. Morich served as Chief Executive Officer and Chairman of the Executive Board of AM Pharma B.V., a clinical-stage drug development company. Prior to that, Dr. Morich held several positions at Bayer, a global pharmaceutical and life sciences company, including member of the board of management of Bayer AG, head of global product development and head of research and development. Dr. Morich graduated in medical studies at the University of Marburg, Germany. Dr. Morich has over 35 years of experience in the life sciences and health care industries and extensive executive leadership experience, making him well qualified to serve on our board of directors as Chairman.

Pamela D. Garzone, age 70, joined our board of directors in April 2023. Dr. Garzone has served as the Chief Development Officer at Anixa Biosciences, Inc., a company focused on oncology and infectious diseases, since September 2021. Prior to joining Anixa, Dr. Garzone served as the Chief Medical Officer at Calibr, a division of the Scripps Research Institute from May 2019 to May 2021. From May 2009 through May 2019, Dr. Garzone served as the Vice President, Group Asset Team Lead focused on early oncology clinical research at Pfizer Inc. Dr. Garzone earned a B.S. degree in pharmacy from Purdue University and an M.S. in pharmacy practice from the University of Pittsburgh. Dr. Garzone received her Ph.D. in clinical science from the University of Pittsburgh. Dr. Garzone’s extensive knowledge of the biopharmaceutical industry in general, and drug development in particular, makes her well qualified to serve on our board of directors.

Patrick Verheyen, age 65, joined our board of directors in April 2023. Mr. Verheyen served as the Global Head of Janssen Business Development at Johnson & Johnson, a healthcare products company, from 2015 through 2021. Mr. Verheyen also served as a member of the Janssen’s Pharmaceuticals Group Operating Committee during this time. Mr. Verheyen joined Johnson & Johnson in 1986 and served in various roles, including as Head of London Johnson & Johnson Innovation Center from 2012 through 2015. Mr. Verheyen received a degree in bioengineering from the University of Leuven in Flanders, Belgium. Mr. Verheyen has over 35 years of experience in the health care industry and extensive executive leadership experience, making him well qualified to serve on our board of directors.

Pasha Sarraf, age 55, joined our board of directors in March 2025. Dr. Sarraf has served as Principal at Upupa Advisory, a strategic advisory firm, since 2023. Dr. Sarraf previously served as the Chief Executive Officer and executive board member of Matterhorn Biosciences, a biotechnology company, from 2021 to 2023, where he built a supportive team and scaled the scientific effort to demonstrate the value of their T-cell receptors-based platform. Prior to joining Matterhorn Biosciences, Dr. Sarraf served as an Operating Partner of Flagship Pioneering, a venture capital company, from 2020 to 2021. There, he led a team at a portfolio company of Flagship Pioneering who discovered novel genetic circuits in Parkinson’s Disease, initiating a drug discovery program for an innovative target that was later licensed by GSK plc. Prior to joining Flagship Pioneering, Dr. Sarraf served as Senior Wall Street Analyst and Managing Director at Leerink Partners, formerly SVB Leerink. Prior to that, Dr. Sarraf joined McKinsey & Company in 2008 and served in various roles, including as Partner in the life sciences practice from 2015 through 2018, where he focused on strategy, diligence and forecasting. Dr. Sarraf is a member of the boards of directors of biotechnology companies PolarityBio and Praesidia Biotherapeutics, where he serves as Chairman. Dr. Sarraf obtained his M.D. and Ph.D. at Harvard Medical School and trained in internal medicine and rheumatology at Massachusetts General Hospital and National Institutes of Health, focusing on vasculitis, scleroderma and genetic inflammatory disorders. Dr. Sarraf has authored over 50 publications and multiple patents for novel therapies and molecular targets. Dr. Sarraf’s extensive experience in the business of science and biotechnology makes him well qualified to serve on our board of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MR. PASSERI, DR. KIENER, DR. MORICH, DR. GARZONE, MR. VERHEYEN AND DR. SARRAF.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Cue Biopharma is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a code of business conduct and ethics, which applies to all of our officers, directors and employees, and corporate governance guidelines and charters for our audit committee, our compensation committee and our corporate governance and nominating committee. We have posted copies of our code of business conduct and ethics and corporate governance guidelines, as well as each of our committee charters, on the Corporate Governance page of the “Investors & Media” section of our website, www.cuebiopharma.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We intend to disclose on our website any amendments to, or waivers from, our code of business conduct and ethics that are required to be disclosed by law or the rules of the Nasdaq Stock Market LLC, or Nasdaq, or the Nasdaq Listing Rules. We will also provide copies of these documents, as well as certain of our other corporate governance documents, free of charge, to any stockholder upon written request to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Cue Biopharma and our stockholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

•
our board’s principal responsibility is to oversee the management of Cue Biopharma;
•
except as may be otherwise permitted by the Nasdaq Listing Rules, a majority of the members of our board shall be independent directors;
•
the independent directors meet at least twice annually in executive session;
•
directors have full and free access to management and, as necessary and appropriate, independent advisors; and
•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and our board will conduct a self-evaluation annually to determine whether it is functioning effectively.

Director Independence

The Nasdaq Listing Rules require a majority of a listed company’s board of directors to be composed of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2025, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Mr. Passeri, is an “independent director” as defined under the Nasdaq Listing Rules. In June 2024, our board of directors made a similar determination that Michael J. Fox, who served on our board of directors until August 2024, was an independent director. In making such determinations, our board of directors considered the relationships that each such director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each director. Mr. Passeri is not an independent director under these rules because he is our chief executive officer.

Board Leadership Structure

Our board of directors, upon the recommendation of our corporate governance and nominating committee, has determined that the roles of chairman of the board and chief executive officer should remain separate at the current time. Accordingly, our board of directors has appointed Dr. Morich, an independent director within the meaning of the Nasdaq Listing Rules (see “Director Independence” above), as the chairman of the board of directors. Dr. Morich possesses an in-depth knowledge of the issues, opportunities and challenges that our company faces. We believe he is currently the person best positioned to ensure our board of directors’ time and attention is focused on the matters that are most critical to our company. Our board of directors believes Dr. Morich is a decisive leader who commands accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees and strategic partners. Dr. Morich’s duties as chairman of the board include the following:

•
chairing meetings of the independent directors in executive session;
•
meeting with any director who is not adequately performing his or her duties as a member of our board of directors or any committee;
•
facilitating communications between other members of our board of directors and the chief executive officer;
•
preparing or approving the agenda for each board meeting;
•
determining the frequency and length of board meetings and recommending when special meetings of our board of directors should be held; and
•
reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board of directors (see “Communications with Our Board of Directors” below).

Our board of directors believes that having a leadership structure with separate roles of chairman and chief executive officer offers the following benefits:

•
supporting the independent oversight of Cue Biopharma and enhancing our board’s objective evaluation of our chief executive officer;
•
freeing the chief executive officer to focus on company operations instead of board administration;
•
providing the chief executive officer with an experienced sounding board;
•
providing greater opportunities for communication between stockholders and our board of directors;
•
enhancing the independent and objective assessment of risk by our board of directors; and
•
providing an independent spokesman for our company.

Although the roles of chairman and chief executive officer are currently separate, our corporate governance and nominating committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the corporate governance and nominating committee will consider among other things the following factors:

•
reputation for personal and professional integrity, honesty and adherence to high ethical standards;
•
demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of our company and a willingness and ability to contribute positively to the decision-making process of our company;

•
commitment to understand our company and its industry and to regularly attend and participate in meetings of our board of directors and its committees;
•
interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders;
•
ability to represent the interests of all stockholders without having, or appearing to have, a conflict of interest;
•
diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and
•
diversity of background and perspective, considered as a group, should provide a significant breadth of experience, knowledge and abilities that shall assist the board of directors in fulfilling its responsibilities.

The corporate governance and nominating committee’s goal is to assemble a board of directors that brings to the company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the corporate governance and nominating committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of business acumen, the ability to contribute positively to the decision-making process of the Company, knowledge of our business, understanding of the competitive landscape and a reputation for integrity, honesty and adherence to high ethical standards. While we have no formal policy regarding board diversity, our corporate governance guidelines provide that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by the corporate governance and nominating committee.

Identification and Evaluation of Nominees for Directors

The corporate governance and nominating committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the corporate governance and nominating committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

The committee generally inquires of our board of directors and members of management for their recommendations. The committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The corporate governance and nominating committee reviews the qualifications, experience and background of candidates. Final candidates, if other than our current directors, would be interviewed by the members of the corporate governance and nominating committee and by certain of our other independent directors and executive management. In making its determinations, the corporate governance and nominating committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the corporate governance and nominating committee makes its recommendation to our board of directors. The corporate governance and nominating committee may use a third party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to our corporate governance and nominating committee for consideration as potential director candidates by submitting a recommendation in writing including:

•
the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder’s beneficial owner, if any;
•
the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner, including all “synthetic equity instruments” (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;
•
the name of the individual recommended for consideration as a director nominee;

•
full biographical information concerning the director candidate, including a statement about the candidate’s qualifications;
•
a description of all arrangements or understandings (whether or not in writing) among such stockholder or such beneficial owner and any other person or persons pursuant to which the recommendation is being made;
•
a representation that the stockholder is a holder of record of stock of our company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such candidate;
•
a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or proxy card to holders of at least the percentage of our company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or otherwise to solicit proxies or votes from stockholders in support of such nomination;
•
the recommended candidate’s beneficial ownership in our securities; and
•
all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the board and elected.

Recommendations must be sent to the Chairman of the Corporate Governance and Nominating Committee, c/o Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135. Assuming that appropriate biographical and background materials have been provided on or before the dates set forth in the section below entitled “Stockholder Proposals for our 2026 Annual Meeting,” the committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates by others, as described above.

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Secretary, Cue Biopharma, Inc., 40 Guest Street, Boston, Massachusetts 02135.

Board Meetings and Attendance

Our board of directors met thirty five times during our fiscal year 2024, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which he or she served.

Director Attendance at Annual Meeting

Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. For our annual meeting of stockholders in 2024, all of our directors who were then serving on our board of directors were in attendance.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a corporate governance and nominating committee, and a science and technology strategy committee, each of which operates under a charter that has been approved by our board. A copy of the audit committee, compensation committee and corporate governance and nominating committee charters can be found under the “Investors & Media—Corporate Governance” section of our website, which is located at www.cuebiopharma.com.

Audit Committee

The members of our audit committee are Frederick Driscoll, Frank Morich and Patrick Verheyen. Mr. Driscoll is the chair of the audit committee. Our audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting;
•
establishing policies regarding procedures for the receipt and retention of accounting related complaints and concerns;
•
meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
•
providing oversight over cybersecurity risk;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our audit committee held four meetings during 2024. Our board of directors has determined that Mr. Driscoll is an “audit committee financial expert” as defined in applicable SEC rules. Following the Annual Meeting, we expect that our board of directors will identify another director to serve on the audit committee and as our “audit committee financial expert.” We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements.

Compensation Committee

The members of our compensation committee are Peter A. Kiener, Pamela Garzone and Patrick Verheyen. Mr. Fox served as a member of the compensation committee until August 2024. Dr. Kiener is the chair of the compensation committee. Our compensation committee’s responsibilities include:

•
reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;
•
reviewing and evaluating the chief executive officer’s performance relative to our goals and objectives and establishing the individual elements of the chief executive officer’s total compensation;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to our board of directors with respect to director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules; and
•
preparing the compensation committee report if and to the extent then required by SEC rules.

The compensation committee has the authority to engage independent legal counsel, independent consultants and other advisors to review any matter under its responsibility. The compensation committee may form, and delegate authority to, subcommittees when it deems appropriate. We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our compensation committee held eight meetings during 2024.

Corporate Governance and Nominating Committee

The members of our corporate governance and nominating committee are Frank Morich, Peter A. Kiener and Frederick Driscoll. Dr. Morich is the chair of the corporate governance and nominating committee. Our corporate governance and nominating committee’s responsibilities include:

•
recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;
•
reviewing and making recommendations to our board with respect to our board leadership structure;
•
reviewing and making recommendations to our board with respect to management succession planning;
•
developing and recommending to our board of directors corporate governance principles;
•
overseeing our policies with respect to compliance management and any compliance committee established; and
•
overseeing a periodic evaluation of our board of directors.

We believe that the composition of our corporate governance and nominating committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. The corporate governance and nominating committee held four meetings during 2024.

Science and Technology Strategy Committee

The members of our science and technology strategy committee are Peter A. Kiener, Frank Morich and Pamela Garzone. Dr. Kiener is the chair of the science and technology strategy committee. Our science and technology strategy committee’s responsibilities include:

•
assisting the board of directors in providing counsel to our senior management regarding our scientific research and development strategies, programs and activities including assessments of strengths, weaknesses/gaps, opportunities and threats faced by the Company;
•
advising the board of directors with respect to strategic and tactical scientific issues; and
•
facilitating development of our scientific strategy and making recommendations to the board of directors regarding corporate positioning and technology status.

The Board’s Role in Risk Oversight

Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its committees is to oversee the risk management activities of management. Our board of directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.

In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks, including oversight over cybersecurity risk. Oversight by our audit committee includes direct communications with our independent registered public accounting firm. Our compensation committee oversees risk management activities relating to our compensation policies and practices and assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Oversight by our compensation committee includes direct communication with our independent compensation consultants. Our corporate governance and nominating committee oversees risk management activities relating to management succession planning, the composition of our board of directors and its committees, corporate governance and compliance. Our science and technology strategy committee assists the board of directors’ oversight of our scientific research and development strategies. Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of our securities by our directors, officers, employees and other covered persons. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. It is also our policy that we engage in transactions only in accordance with applicable U.S. securities laws, including those related to insider trading.

Employee, Officer and Director Hedging and Pledging

Pursuant to our insider trading policy, our directors, officers, employees and/or consultants, as well as any immediate family members sharing the household of any of the foregoing, are prohibited from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities, relating to our company. This prohibition also extends to various forms of hedging transactions or monetization transactions, such as zero-cost collars and forward sale contracts, as they involve the establishment of a short position in our securities. In addition, our insider trading policy prohibits such persons from holding our securities in a margin account or pledging such securities as collateral for a loan, with an exception in limited situations only with the preapproval of our chief financial officer and, in the case of directors and executive officers, the audit committee.

Rule 10b5-1 Sales Plans

Certain of our directors and executive officers have adopted and may in the future adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Policies and Practices Related to the Grant of Equity Awards

We grant equity awards, including stock options and restricted stock units, to our employees and directors on an annual basis. We may also grant equity awards to individuals upon hire or promotion or for retention purposes. During the last fiscal year, neither our board of directors nor our compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Director Compensation

We maintain a compensation policy for our non-employee directors that is intended to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Pursuant to our director compensation policy, our non-employee directors receive on an annual basis a $35,000 retainer paid in cash. In addition, the chairman of the board, if he or she is a non-employee director, receives an annual cash retainer of $30,000 and standing committee members receive the annual committee fees set forth below.

Audit Committee Chair:	$15,000
Audit Committee Member (other than the committee Chair):	$7,500
Compensation Committee Chair:	$10,000
Compensation Committee Member (other than the committee Chair):	$5,000
Corporate Governance and Nominating Committee Chair:	$8,000
Corporate Governance and Nominating Member (other than the committee Chair):	$4,000
Science and Technology Strategy Committee Chair:	$10,000
Science and Technology Strategy Committee Member (other than the committee Chair):	$5,000

Upon initial appointment to the board of directors, a non-employee director is awarded an option to purchase 48,800 shares of common stock that vest over three years with one-third vesting on the one-year anniversary of the grant date and the balance vesting in eight equal quarterly installments. On the first trading day following December 31 of each year, each non-employee director is awarded an option to purchase 24,400 shares of common stock. Such options vest and become exercisable as to 50% of the underlying shares on the six-month anniversary of the grant date and as to the remaining 50% on the first anniversary of the grant date.

Daniel R. Passeri, a director who also serves as our chief executive officer, does not receive any additional compensation for his service as director. Mr. Passeri is one of our named executive officers and accordingly, the compensation we pay to Mr. Passeri is discussed under “Executive Compensation—Summary Compensation Table” and “Executive Compensation—Narrative to Summary Compensation Table.”

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a chair of one of our standing committees, during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Pamela Garzone	50,000	45,750	—	95,750
Patrick Verheyen	57,500	45,750	—	103,250
Frank Morich	70,137	45,750	—	115,887
Michael J. Fox (3)	10,625	—	—	10,625
Peter A. Kiener	64,000	45,750	110,000	219,750
Frederick Driscoll	54,000	45,750	—	99,750
Pasha Sarraf (4)	—	—	—	—

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 8 to our audited financial statements included with our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
(2)
Represents consulting fees paid to Dr. Kiener.
(3)
Mr. Fox joined our board of directors in June 2024 and resigned from our board of directors effective August 28, 2024.
(4)
Dr. Sarraf joined our board of directors in March 2025.

The following table shows the number of shares subject to outstanding option awards held by each non-employee director as of December 31, 2024:

Name	Shares Subject to Outstanding Stock Option Awards (#)
Pamela Garzone	64,400
Patrick Verheyen	64,400
Frank Morich	121,600
Michael J. Fox	—
Peter A. Kiener	80,000
Frederick Driscoll	120,400
Pasha Sarraf	—

Limitation of Liability and Indemnification

Our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses to our directors and officers in connection with legal proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed them with Company management and RSM US LLP, or RSM, the Company’s independent registered public accounting firm.

We have received from, and discussed with, RSM, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, we have received from RSM the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, have considered the compatibility of non-audit services with the auditors’ independence and have discussed with RSM its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Frederick Driscoll (Chair)

Frank Morich

Patrick Verheyen

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 11, 2025:

Name	Age	Position (s)
Daniel R. Passeri	64	Chief Executive Officer and Director
Kerri-Ann Millar	56	Chief Financial Officer
Matteo Levisetti	56	Chief Medical Officer
Colin G. Sandercock	68	Senior Vice President, General Counsel and Secretary
Lucinda Warren	56	Chief Business Officer
Daniel G. Baker	74	Interim Chief Development Officer

Daniel R. Passeri is discussed above under “Information Regarding Director Nominees.”

Kerri-Ann Millar has been our Chief Financial Officer since August 2020. Previously, she served as Vice President of Finance since May 2018 and as Corporate Controller from September 2017 to May 2018. Prior to joining Cue Biopharma, Ms. Millar served as Corporate Controller of Flexion Therapeutics, a biopharmaceutical company, from March 2014 to September 2017. From May 2005 to March 2014, Ms. Millar served as Finance Specialist for Curis. Ms. Millar holds a B.S. in accounting and finance from Boston University and is a Certified Public Accountant.

Matteo Levisetti has served as our Chief Medical Officer since January 2023. Prior to that, Dr. Levisetti served as our Senior Vice President of Clinical Development from February 2021 until January 2023. Prior to joining Cue Biopharma, he held Chief Medical Officer positions at DNAtrix, Inc., a biotechnology company, from May 2019 to February 2021 and Dauntless Pharmaceuticals, Inc., a therapeutics company, from May 2017 to June 2018, where he directed and managed clinical development and operations, and regulatory strategy for a number of endocrinology and oncology assets. Previously, he directed immuno-oncology programs as executive director of clinical development at Mirati Therapeutics, Inc., or Mirati. Before joining Mirati, Dr. Levisetti served as Global Head & Vice President, Translational Medicine, Immunology and Inflammation at Roche Pharma Research & Early Development, a division of Roche Holding AG. Prior to that, he held several senior clinical development positions at Pfizer Inc., where he led multiple early clinical development programs across several therapeutic areas, including endocrinology, immunology and oncology. Dr. Levisetti received his M.D. from the University of Chicago Pritzker School of Medicine and served on the faculty at Washington University School of Medicine prior to his transition to leadership roles in industry.

Colin G. Sandercock has been our Senior Vice President, General Counsel and Secretary since December 2017. Prior to joining Cue Biopharma, he was a partner at Perkins Coie LLP from July 2010 to December 2017, practicing in the areas of patent litigation, procurement, management and enforcement of domestic and foreign patent portfolio, licensing disputes, trademark disputes, and opinions relating to infringement, validity and freedom to operate. Mr. Sandercock holds a B.S. in Chemistry and Mathematics from Moravian College, a Materials Science & Engineering (M.S.E.) degree in Chemical and Biochemical Engineering from the University of Pennsylvania and a J.D. from Catholic University, Columbus School of Law.

Lucinda Warren has been our Chief Business Officer since September 2024. She has over 30 years of global experience in the pharmaceutical and biotechnology sectors. Prior to joining Cue Biopharma, she served as vice president of business development for Neuroscience and Japan Regionally at Johnson & Johnson, a healthcare products company, from 2014 to 2024, where she was responsible for end-to-end business development, including licensing, mergers and acquisitions, and alliance management. Her leadership was instrumental in optimizing resources, fostering high-performing teams, and cultivating strong relationships with stakeholders. Ms. Warren’s extensive experience also includes significant roles at Janssen Cilag Australia and Janssen Biologics, where she led business units and managed global transitions, consistently delivering value through strategic transactions. She currently serves on the boards of International School Services and the Association of Strategic Alliance Professionals , contributing her expertise in finance and governance. Ms. Warren holds a B.S. in biological sciences with a minor in neurology from the University of Alberta.

Daniel G. Baker has been our Interim Chief Development Officer since November 2024. Dr. Baker has over 20 years of drug development experience in the pharmaceutical industry. Dr. Baker is the founder of Kira Therapeutics, a biotechnology company, where he has served as Chief Executive Officer since 2019. He also served as an Executive Director on the board of Galapagos NV, a publicly traded biotechnology company, from April 2022 until October 2024. From 2000 to 2019, he served as Vice President, Immunology R&D at Johnson & Johnson's Janssen/Centocor division, which is now part of Johnson & Johnson Innovative Medicine, where his responsibilities included clinical development of Remicade, Simponi and Stelara, as well as other major clinical drug programs. His supervision and oversight of numerous Phase 1 to 3 clinical trials in multiple disease areas led to more than 15 regulatory approvals in the U.S., Europe and Japan. In 2015, Dr. Baker assumed the role of Disease Area Stronghold Leader, where he was responsible for Phase 2 and 3 clinical trial development plans for rheumatology products and the overall portfolio strategy in rheumatology and immunology. Dr. Baker received his M.D. from the University of Pennsylvania. He completed his residency at the Penn State Health Milton S. Hershey Medical Center and his fellowship in rheumatology and immunology at the University of Pennsylvania, followed by a research fellowship in rheumatology at Massachusetts General Hospital.

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, bonus and long-term equity compensation in the form of stock options. We believe successful long-term company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries and annual bonuses.

Our executive compensation program is administered by our compensation committee, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program. Our chief executive officer recommends annual executive salary increases, annual equity awards and bonuses, if any, for the other executive officers, which are then reviewed and approved or adjusted by the compensation committee.

In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. In 2023 and 2024, our compensation committee retained Radford, an AON Hewitt company, as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The compensation committee also retained Radford for recommendations and review of non-employee director compensation in 2024. Although our compensation committee considers the advice and recommendations of Radford as to our executive compensation program, our compensation committee ultimately makes their own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

This section describes the material elements of compensation awarded to, or earned by or paid to, our named executive officers:

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)		Total ($)
Daniel R. Passeri	2024	492,910	186,660	711,195	3,156		1,393,921
Chief Executive Officer	2023	604,824	—	2,407,500	3,156		3,015,480
Kerri-Ann Millar	2024	463,000	111,120	467,508	3,156		1,044,784
Chief Financial Officer	2023	444,181	—	715,201	3,156		1,162,538
Anish Suri (5)	2024	465,411	—	703,635	11,068	(6)	1,180,114
Former President and Chief Scientific Officer	2023	481,486	—	757,826	3,156		1,242,468
Matteo Levisetti	2024	478,217	114,816	595,927	2,316		1,191,276
Chief Medical Officer

(1)
Salary refers to base salary compensation paid through our normal payroll process in the calendar year.
(2)
Bonus refers to bonuses paid in the following year based on achievement of corporate goals in the year shown.
(3)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 8 to our audited financial statements included with our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.
(4)
The amounts shown in this column consist of parking fees and executive disability benefit premiums paid by the Company in 2024.

(5)
Dr. Suri resigned from his role as President and Chief Scientific Officer in November 2024, at which time he began to provide other consulting and advisory services to the Company.
(6)
Of this amount, $7,912 represents consulting fees paid to Dr. Suri by the Company in 2024 following his resignation from his role as President and Chief Scientific Officer.

Narrative to Summary Compensation Table

Base Salary. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers are currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In February 2024, the board of directors increased the annual base salary, effective January 1, 2024, for Mr. Passeri, Ms. Millar, Dr. Suri and Dr. Levisetti to $622,200, $463,000, $502,320 and $478,217, respectively. Subsequently in July 2024, Mr. Passeri voluntarily offered and agreed to reduce his 2024 annual base salary by 50%. He has been paid an annual base salary of $311,100 from July 2024 through the date of this report.

In March 2025, the board of directors increased the annual base salary, effective January 1, 2025, for Ms. Millar and Dr. Levisetti to $474,575 and $499,928, respectively. For 2025, Mr. Passeri has voluntary offered and agreed to continue to be paid $311,100, which represents half of his annual base salary.

Annual Bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. Our letter agreements with our named executive officers provide that they will be eligible for annual performance-based bonuses up to a specified percentage of their salary, subject to approval by our board of directors. We typically establish annual bonus targets based around a set of specified corporate goals for our named executive officers and conduct an annual performance review to determine the attainment of such goals. Our management may propose bonus awards to our compensation committee primarily based on such review process. Our board of directors makes the final determination of the eligibility requirements for and the amount of such bonus awards based on the recommendation of the compensation committee. The final evaluation made by our board of directors does not involve a predetermined mathematical formula.

Target bonuses as a percentage of annual base salary for 2024 were 50% for Mr. Passeri, 40% for Ms. Millar and 40% for Dr. Levisetti. Dr. Suri was not eligible to receive a 2024 bonus due to his resignation from the role of President and Chief Scientific Officer in November 2024.

For 2024, the categories of corporate goals that we used to propose performance-based bonuses to our compensation committee included corporate strategy, advancing our portfolio and platform, clinical development, corporate development, financing, and organizational effectiveness. Based on our achievement or partial achievement, on or before our projected timeline, of specific goals within each category, the board of directors determined that we achieved 80% of the specified corporate goals for 2024. The board of directors approves performance-based bonuses for our named executive officers upon consideration of these corporate achievements, along with subjective factors related to each named executive officer’s individual performance, responsibilities and then-existing compensation levels. With respect to 2024, the board of directors awarded bonuses of $186,660, $111,120 and $114,816 to Mr. Passeri, Ms. Millar and Dr. Levisetti, respectively, in each case based on achievement of corporate goals in 2024, with such amount representing 60% of each such officer’s performance bonus target for 2024.

In February 2025, target bonuses as a percentage of annual base salary for 2025 for Mr. Passeri, Ms. Millar and Dr. Levisetti remained at 50%, 40% and 40%, respectively.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and generally plans to annually grant equity incentive awards to them in the form of stock option awards. In addition to our annual grants to current employees, we typically grant stock option awards at the start of employment to each executive and our other employees. We have retained discretion to provide additional targeted grants in certain circumstances.

We typically award our stock options on the date our board of directors approves the grant. We set the option exercise price and grant-date fair value based on our per-share estimated valuation on the date of grant. For grants in connection with initial employment, vesting begins on the initial date of employment. Time vested stock option grants to our executives and other employees typically vest in eight equal semi-annual installments, through the fourth anniversary of the vesting commencement date, and have a term of ten years from the grant date.

In January 2023, we granted performance-based options to purchase 25,000 shares of our common stock to Dr. Levisetti at an exercise price of $3.36. The options vested in full in February 2024.

In March 2024, we granted options to purchase 400,000, 250,000, 300,000 and 260,000 shares of our common stock to Mr. Passeri, Ms. Millar, Dr. Suri, and Dr. Levisetti, respectively, at an exercise price of $1.94. Such options vest in eight equal semi-annual installments beginning September 6, 2024.

In June 2024, we granted options to purchase 60,000, 150,000 and 125,000 shares of our common stock to Ms. Millar, Dr. Suri, and Dr. Levisetti, respectively, at an exercise price of $1.65. Such options vest in eight equal semi-annual installments beginning on December 5, 2024.

In March 2025, we granted options to purchase 450,000, 200,000, and 250,000 shares of our common stock to Mr. Passeri, Ms. Millar and Dr. Levisetti, respectively, at an exercise price of $0.99. Such options vest in eight equal semi-annual installments beginning September 21, 2025.

Outstanding Equity Awards at Fiscal Year End 2024

The following table sets forth information regarding all outstanding stock options held by each of our named executive officers as of December 31, 2024.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Daniel R. Passeri	125,000	—		—		6.42	3/5/2029
Chief Executive Officer	150,000	—		—		18.96	2/9/2030
	74,375	10,625	(1)	—		15.55	2/9/2031
	62,500	37,500	(2)	—		5.01	3/24/2032
	121,500	202,500	(3)	—		3.21	2/15/2033
	318,750	131,250	(4)	—		4.20	7/20/2033
	50,000	350,000	(8)	—		1.94	3/5/2034
	—	—		350,000	(9)	0.70	7/23/2034
Kerri-Ann Millar	50,000	—		—		11.54	7/23/2025
Chief Financial Officer	30,000	—		—		6.42	3/5/2029
	30,000	—		—		16.26	2/4/2030
	65,000	—		—		19.87	8/20/2030
	61,250	8,750	(1)	—		15.55	2/9/2031
	53,125	31,875	(5)	—		6.91	2/8/2032
	6,250	3,750	(2)	—		5.01	3/24/2032
	46,500	77,500	(3)	—		3.21	2/15/2033
	80,041	32,959	(4)	—		4.20	7/20/2033
	31,250	218,750	(8)	—		1.94	3/5/2034
	7,500	52,500	(10)	—		1.65	6/4/2034
	—	—		120,000	(9)	0.70	7/23/2034
Anish Suri (11)	250,000	—		—		14.32	5/13/2025
Former President and Chief Scientific Officer	10,000	—		—		8.26	8/13/2025
	50,000	—		—		11.54	7/22/2025
	105,000	—		—		6.42	3/5/2029
	400,000	—		—		7.53	10/2/2029
	65,000	—		—		16.26	2/4/2030
	65,625	9,375	(1)	—		15.55	2/9/2031
	51,250	30,750	(5)	—		6.91	2/8/2032
	13,333	8,000	(2)	—		5.01	3/24/2032
	47,062	78,438	(3)	—		3.21	2/15/2033
	87,921	36,204	(4)	—		4.20	7/20/2033
	37,500	262,500	(8)	—		1.94	3/5/2034
	18,750	131,250	(10)	—		1.65	6/4/2034
	—	—		250,000	(9)	0.70	7/23/2034
Matteo Levisetti	65,625	9,375	(6)	—		13.14	2/21/2031
Chief Medical Officer	26,875	16,125	(5)	—		6.91	2/8/2032
	6,250	3,750	(2)	—		5.01	3/24/2032
	66,250	68,750	(7)	—		3.36	1/16/2033
	58,437	24,063	(4)	—		4.20	7/20/2033
	32,500	227,500	(8)	—		1.94	3/5/2034
	15,625	109,375	(10)	—		1.65	6/4/2034
	—	—		200,000	(9)	0.70	7/23/2034

(1)
This option was granted on February 10, 2021, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 10, 2021.
(2)
This option was granted on March 25, 2022, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from September 25, 2022.
(3)
This option was granted on February 16, 2023, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 16, 2023.
(4)
This option was granted on July 21, 2023, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from January 21, 2024.
(5)
This option was granted on February 9, 2022, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 9, 2022.
(6)
This option was granted on February 22, 2021, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from August 22, 2021.
(7)
This option was granted on January 17, 2023, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from July 17, 2023.
(8)
This option was granted on March 6, 2024, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from September 6, 2024.
(9)
This option was granted on July 24, 2024, and the shares underlying the option are scheduled to vest upon the satisfaction of performance metrics.
(10)
This option was granted on June 5, 2024, and the shares underlying the option are scheduled to vest in eight equal semi-annual installments from December 5, 2024.
(11)
Dr. Suri resigned from his role as President and Chief Scientific Officer in November 2024, at which time he began to provide other consulting and advisory services to the Company.

Employment Agreements

The following is a summary of the employment arrangements with our named executive officers.

Daniel R. Passeri. We entered into an employment agreement with Mr. Passeri effective August 29, 2016, which was subsequently amended and restated on October 3, 2019, February 10, 2020, and March 4, 2021, or, as so amended and restated, the Passeri Employment Agreement. The term of the Passeri Employment Agreement continues until and unless terminated pursuant to its terms.

Mr. Passeri’s current annual base salary is $622,200, and he is eligible for an annual incentive bonus of up to 50% of his base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee. In July 2024, Mr. Passeri voluntarily offered and agreed to reduce his 2024 annual base salary by 50%. He has been paid an annual base salary of $311,100 from July 2024 through the date of this report.

If Mr. Passeri’s employment is terminated due to his death or disability, Mr. Passeri will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iv) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Mr. Passeri’s employment is terminated, (v) all other payments, benefits or fringe benefits to which Mr. Passeri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant, and (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Mr. Passeri’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Passeri Employment Agreement), he will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, (a) subject to the terms and provisions of the Passeri Employment Agreement, a lump sum cash payment in an amount equal to the sum of (1) the target annual bonus for the year of termination, prorated based on the number of days that Mr. Passeri is employed in such year through the date of termination plus (2) 12 months of base salary, (b) subject to the terms and provisions of the Passeri Employment Agreement, if Mr. Passeri elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 18 months from the termination date; (2) the date he obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate; and (c) the acceleration of outstanding equity awards by a period of twelve (12) months; provided, for purposes of that equity awards with performance-based vesting conditions, or Performance Awards, Mr. Passeri will be treated as having remained in service for an additional 12 months following actual termination/resignation, provided that Performance Awards will not become vested or earned solely as a result of such treatment, and the vesting and earning of all Performance Awards will remain subject to the attainment of all applicable performance goals, and such awards, if and to the extent they become earned and vested, will be payable at the same time as under the applicable award agreement. If Mr. Passeri’s employment is terminated for Cause or he resigns without Good Reason, he will be entitled to receive (i) any unpaid base salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time in accordance with Cue policy, which shall be prorated for any year in which Mr. Passeri’s employment is terminated, (iv) all other payments, benefits or fringe benefits to which Mr. Passeri is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant.

Pursuant to the Passeri Employment Agreement, if Mr. Passeri’s employment is terminated by Cue other than for Cause or his death or disability or by Mr. Passeri for Good Reason 90 days prior to or upon or within 24 months following a Change of Control (as defined in our 2016 Omnibus Incentive Plan, or the Plan), (i) 100% of his equity awards other than Performance Awards will become fully vested as of the date of such termination/resignation and remain exercisable (if exercisable) until the earlier of one year following such termination/resignation or the expiration of such equity awards pursuant to the terms of the applicable award agreements and (ii) the service-based vesting conditions of any Performance Awards will be deemed fully satisfied and such performance goals applicable to the Performance Awards will be deemed to be achieved at the greater of target or actual performance as of the Change of Control, and such Performance Awards will remain exercisable (if exercisable) until the earlier of one year from such termination/resignation or the expiration of the Performance Awards pursuant to the terms of the applicable award agreements.

Under the Passeri Employment Agreement, Mr. Passeri is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of his employment.

Kerri-Ann Millar. We entered into an employment agreement with Ms. Millar effective August 21, 2020 in connection with her appointment as Chief Financial Officer. The term of the employment agreement continues on a year-to-year basis unless terminated sooner pursuant to the terms of the employment agreement.

Ms. Millar’s current annual base salary is $474,575, and she is eligible for an annual incentive bonus of up to 40% of her base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee.

If Ms. Millar’s employment is terminated due to her death or disability, Ms. Millar will be entitled to receive (i) any unpaid salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any business expenses incurred through the date of termination, (iv) any accrued but unused vacation time, (v) all other payments, benefits or fringe benefits to which Ms. Millar is entitled under the terms of any applicable compensation arrangement or benefit plan, (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Ms. Millar’s employment is terminated without Cause or she resigns for Good Reason, she will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, subject to the terms and provisions of the employment agreement, (a) a lump sum cash payment in an amount equal to (1) the annual bonus, prorated based on the number of days that Ms. Millar is employed in such year through the date of termination plus (2) nine (9) months of base salary; and (b) if Ms. Millar elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 9 months from the termination date; (2) the date she obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate. If Ms. Millar’s employment is terminated for Cause or she resigns without Good Reason, she will be entitled to receive (i) any unpaid salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time, and (iv) all other payments, benefits or fringe benefits to which Ms. Millar is entitled under the terms of any applicable compensation arrangement or benefit plan. Any severance to which Ms. Millar may be entitled pursuant to her employment agreement is subject to her timely execution and non-revocation of a release agreement with Cue.

Under her employment agreement, Ms. Millar is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of her employment.

Anish Suri. We entered into an employment agreement with Dr. Suri effective April 10, 2018, which was subsequently amended and restated on October 3, 2019, or, as so amended and restated, the Suri Employment Agreement. The term of the Suri Employment Agreement continued until Dr. Suri resigned from his role as President and Chief Scientific Officer, effective as of November 25, 2024. On November 14, 2024, we entered into a consulting agreement with Dr. Suri, or the Suri Consulting Agreement, pursuant to which Dr. Suri agreed to assist with the transition of his duties and provide other consulting and advisory services as specified in the Suri Consulting Agreement. Under the Suri Consulting Agreement, Dr. Suri is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of the agreement.

Matteo Levisetti. We entered into an employment agreement with Dr. Levisetti effective January 25, 2021 in connection with his appointment as Sr. Vice President of Clinical Development, which was subsequently amended and restated on January 17, 2023, or, as so amended and restated, the Levisetti Employment Agreement, when he was appointed to the position of Chief Medical Officer. The term of the Levisetti Employment Agreement continues on a year-to-year basis unless terminated sooner pursuant to the terms of the Levisetti Employment Agreement.

Dr. Levisetti's current annual base salary is $499,928, and he is eligible for an annual incentive bonus of up to 40% of his base salary based upon achievement of performance-based objectives established by our board of directors or our compensation committee.

If Dr. Levisetti's employment is terminated due to his death or disability, Dr. Levisetti will be entitled to receive (i) any unpaid salary through the date of termination, (ii) any annual bonus earned but unpaid prior to the date of termination, (iii) reimbursement of any business expenses incurred through the date of termination, (iv) any accrued but unused vacation time, (v) all other payments, benefits or fringe benefits to which Dr. Levisetti is entitled under the terms of any applicable compensation arrangement or benefit plan, (vi) an annual bonus for the year in which such termination occurs, determined and payable as though no such termination had occurred. If Dr. Levisetti's employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Levisetti Employment Agreement), he will be entitled to receive each of the benefits described in the foregoing clauses (i)-(v) and, subject to the terms and provisions of the Levisetti Employment Agreement, (a) a lump sum cash payment in an amount equal to (1) the annual bonus, prorated based on the number of days that Dr. Levisetti is employed in such year through the date of termination; and (b) if Dr. Levisetti elects COBRA coverage for health and/or dental insurance, monthly premium payments for such coverage until the earliest of: (1) 9 months from the termination date; (2) the date he obtains new employment that offers health and/or dental coverage that is reasonably comparable to that offered by Cue; or (3) the date COBRA continuation coverage would otherwise terminate. If Dr. Levisetti's employment is terminated for Cause or he resigns without Good Reason, he will be entitled to receive (i) any unpaid salary through the date of termination, (ii) reimbursement of any unreimbursed business expenses incurred through the date of termination, (iii) any accrued but unused vacation time, and (iv) all other payments, benefits or fringe benefits to which Dr. Levisetti is entitled under the terms of any applicable compensation arrangement or benefit plan. Any severance to which Dr. Levisetti may be entitled pursuant to his employment agreement is subject to his timely execution and non-revocation of a release agreement with us.

Under the Levisetti Employment Agreement, Dr. Levisetti is subject to confidentiality, noncompetition and nonsolicitation provisions that survive the term of his employment.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer, or PEO, and our non-PEO named executive officers, or Non-PEO NEOs, and our performance for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment based on: Total Shareholder Return ($)(4)	Net Income ($ Millions)
2024	1,393,921	294,833	1,138,725	528,183	9.64	(41)
2023	3,015,480	1,356,650	1,202,503	117,009	23.34	(51)
2022	1,373,850	(610,573)	1,112,289	(996,435)	25.20	(53)

(1)
Daniel R. Passeri was our PEO for all years in the table. The Non-PEO NEOs were Kerri-Ann Millar and Anish Suri for 2023, and Kerri-Ann Millar, Anish Suri and Matteo Levisetti for 2024.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s named executive officers during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments made in accordance with Item 402(v) and as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Option Awards for PEO ($)	Inclusion of Equity Value for PEO ($)	Compensation Actually Paid to PEO ($)
2024	1,393,921	(711,195)	(387,893)	294,833
2023	3,015,480	(2,407,500)	748,670	1,356,650
2022	1,373,850	(388,130)	(1,596,293)	(610,573)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,138,725	(589,023)	(21,519)	528,183
2023	1,202,503	(736,514)	(348,980)	117,009
2022	1,112,289	(511,782)	(1,596,942)	(996,435)

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for PEO	Fair Value at Last Day of Prior Year Equity Awards Forfeited During Year for PEO	Total – Inclusion of Equity Values for PEO ($)
2024	524,484	(543,213)	13,195	(382,359)	—	(387,893)
2023	1,190,794	(245,681)	247,336	(443,779)	—	748,670
2022	172,343	(825,671)	18,280	(961,245)	—	(1,596,293)

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Outstanding and Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Outstanding and Unvested Equity Awards Granted in any Prior Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	226,194	(157,584)	17,572	(107,701)	—	(21,519)
2023	439,267	(199,605)	88,258	(676,900)	—	(348,980)
2022	159,862	(970,523)	20,142	(806,423)	—	(1,596,942)

Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the amounts set forth in the Summary Compensation Table.

(4) Assumes $100 was invested for the period starting December 31, 2021 through the end of the listed year in our common stock. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Average Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Versus TSR
Compensation Actually Paid ($ Millions)
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
Company TSR (FYE 2021 Indexed to $100)
$30
$25
$20
$15
$10
$5
$0
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Cue Biopharma, Inc. TSR

Description of Relationship Between PEO and Average Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our Non-PEO NEOs, and our Net Loss during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
$1.50
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
Net Loss ($ Millions)
$0
-$10
-$20
-$30
-$40
-$50
-$60
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Loss $ (In Millions)

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information on the Company’s equity compensation plans as of December 31, 2024. As of December 31, 2024, we had two equity compensation plans, our 2016 Omnibus Incentive Plan and our 2016 Non-Employee Equity Incentive Plan, each of which was approved by our stockholders. All outstanding awards relate to shares of our common stock. We have also made inducement awards to certain new hires, which awards were not approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities Remaining available for future issuance under equity compensation plans (excluding securities outstanding) (1)
Equity compensation plans approved by security holders	10,271,724	$5.70	365,114
Equity compensation plans not approved by security holders (2)	200,000	1.06	N/A
Total	10,471,724	$6.76	365,114

(1)
As of December 31, 2024, all 365,114 shares of our common stock available for issuance were under the 2016 Omnibus Incentive Plan. The 2016 Omnibus Incentive Plan provides that the number of shares reserved for issuance under the plan shall increase on each January 1 through January 1, 2027 by the lower of (i) the number of shares necessary such that the aggregate number of shares available to be issued under the plan equals 20% of the number of fully diluted outstanding shares on such date (assuming the conversion of all outstanding shares of preferred stock and other outstanding convertible securities and exercise of all outstanding options and warrants to purchase shares) or (ii) an amount determined by our board of directors. On January 1, 2025, the shares reserved for issuance under the 2016 Omnibus Incentive Plan were increased by 6,782,374 shares pursuant to this annual increase.
(2)
Represents inducement stock option award granted to an employee in accordance with Nasdaq Listing Rule 5635(c)(4), with an exercise price equal to the closing price of our common stock on the date of grant and vesting vest over two years, in four equal installments beginning six months from the date of grant.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation agreements and other arrangements, which are described as required by applicable SEC rules under the heading “Executive Compensation” above, and as set forth below, since January 1, 2023, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of their immediate families had or will have a direct or indirect material interest.

Participation in 2024 Underwritten Public Offering

In September 2024, we issued and sold to investors in an underwritten public offering an aggregate of 11,564,401 shares of our common stock and, in lieu of shares of common stock, pre-funded warrants to purchase an aggregate of 12,435,599 shares of our common stock, and accompanying warrants to purchase an aggregate of 6,000,000 additional shares of common stock at a price of $0.50 per unit, consisting of a share of our common stock and an accompanying warrant to purchase one share of our common stock, or $0.499 per unit, consisting of a pre-funded warrant to purchase a share of our common stock and an accompanying warrant to purchase one share of our common stock. A holder of more than 5% of our voting securities participated in the offering. The following table sets forth the number of shares of our common stock and warrants to purchase shares of our common stock purchased by such 5% holder and the aggregate purchase price paid for such securities.

Purchaser(1)	Shares of Common Stock Purchased	Warrant Shares Underlying Warrants Purchased	Aggregate Purchase Price
Affiliates of Bleichroeder LP	2,035,634	4,214,366	$2,497,036

(1) See the “Security Ownership of Certain Beneficial Owners and Management” section for additional information about securities held by this entity.

Participation in 2025 Underwritten Public Offering

On April 16, 2025, we issued and sold to investors in an underwritten public offering an aggregate of 13,530,780 shares of our common stock and, in lieu of shares of common stock, pre-funded warrants to purchase an aggregate of 11,469,216 shares of our common stock, and accompanying warrants to purchase an aggregate of 6,249,999 additional shares of common stock at a price of $0.79 per unit, consisting of a share of our common stock and an accompanying warrant to purchase one share of our common stock, or $0.789 per unit, consisting of a pre-funded warrant to purchase a share of our common stock and an accompanying warrant to purchase one share of our common stock. A holder of more than 5% of our voting securities participated in the offering. The following table sets forth the number of shares of our common stock and warrants to purchase shares of our common stock purchased by such 5% holder and the aggregate purchase price paid for such securities.

Purchaser(1)	Shares of Common Stock Purchased	Warrant Shares Underlying Warrants Purchased	Aggregate Purchase Price
Affiliates of Bleichroeder LP	1,821,924	2,133,771	$2,498,657

(1) See the “Security Ownership of Certain Beneficial Owners and Management” section for additional information about securities held by this entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of April 11, 2025 by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our directors and nominees for director;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

The percentage of shares beneficially owned is computed on the basis of 61,819,101 shares of our common stock outstanding as of April 11, 2025. The number of shares beneficially owned by each stockholder is determined under rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 11, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is Cue Biopharma, Inc. at 40 Guest Street, Boston, Massachusetts 02135. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares of Common Stock Owned	Shares Underlying Options (1)	Shares Underlying Warrants (1)	Number of Shares Beneficially Owned	Percentage of Class
Directors and Named Executive Officers
Daniel R. Passeri	164,578	1,259,500	—	1,424,078	2.26%
Kerri-Ann Millar	14,311	579,333	—	593,644	*
Anish Suri	41,000	1,276,530	—	1,317,530	2.09%
Matteo Levisetti	9,230	366,625	—	375,855	*
Frederick Driscoll	—	120,400	—	120,400	*
Pamela Garzone	—	50,800	—	50,800	*
Peter A. Kiener	357	109,858	—	110,215	*
Frank Morich	28,000	121,600	—	149,600	*
Patrick Verheyen	8,174	50,800	—	58,974	*
Pasha Sarraf	—	—	—	—	*

Directors and Executive Officers as a group (12 persons)	241,775	7,200,967	—	7,442,742	10.78%

Five Percent Stockholders
Affiliates of Bleichroeder LP (2)	4,997,240	—	1,309,285	6,306,525	9.99%

* Less than 1%

(1)
These columns represent shares of common stock underlying options and warrants, respectively, that are acquirable within 60 days of April 11, 2025.

(2)
Bleichroeder LP, a Delaware limited partnership, holds through its affiliates, including 21 April Fund, L.P. and 21 April Fund, Ltd.: (i) 4,997,240 shares of common stock, (ii) warrants to purchase 306,278 shares of common stock, with a 4.99% limit on the exercise of such warrants, (iii) warrants to purchase 1,250,000 shares of common stock, with a 9.99% limit on the exercise of such warrants and (iv) pre-funded warrants to purchase 2,964,366 shares of common stock, with a 9.99% limit on the exercise of such warrants. Bleichroeder LP is a subsidiary of Bleichroeder Holdings LLC, a Delaware limited liability company. Bleichroeder LP is prohibited from exercising the warrants and pre-funded warrants it beneficially owns, if, as a result of any exercise of such warrants, Bleichroeder LP would beneficially own more than 4.99% or 9.99%, as applicable, of the total number of shares of common stock then issued and outstanding immediately after giving effect to any such exercise, which we refer to as the Beneficial Ownership Limitations. The shares reported under “Shares of

Common Stock Owned,” “Shares Underlying Warrants” and “Number of Shares Beneficially Owned” consist of (i) 4,997,240 shares of common stock and (ii) 1,309,285 shares of common stock issuable upon the exercise of warrants, and do not include 3,211,359 shares of common stock issuable upon the exercise of the warrants due to the application of the Beneficial Ownership Limitations. The address for Bleichroeder Holdings LLC and Bleichroeder LP is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105. For information regarding Bleichroeder LP and Bleichroeder Holdings LLC and the shares of common stock held, we have relied on the Schedule 13G filed with the SEC on March 21, 2025, as well as information otherwise known to us. The foregoing excludes shares of common stock and warrants to purchase shares of common stock that we issued and sold to affiliates of Bleichroeder LP in an underwritten public offering on April 16, 2025. See “Transactions with Related Persons – Participation in 2025 Underwritten Public Offering” for additional information regarding the securities issued to affiliates of Bleichroeder in the underwritten public offering.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2024, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a), with the exception of the following reports:

• a late Form 3 was filed for Daniel G. Baker on November 29, 2024 relating to his appointment as an officer on November 25, 2024; and

• a late Form 4 was filed for Daniel G. Baker on November 29, 2024, reporting the acquisition of shares on November 25, 2024.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed RSM US LLP, or RSM, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and the board of directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. RSM has served as the company’s registered public accountant since 2018. Representatives of RSM are expected to be present online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of RSM as the company’s independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the board of directors is submitting the audit committee’s selection of RSM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

Independent Registered Public Accounting Firm, Fees and Other Matters

RSM was our independent registered public accounting firm for the years ended December 31, 2024 and December 31, 2023. The following table summarizes the fees of RSM billed to us for each of the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	2024 ($)	2023 ($)
Audit Fees (1)	397,873	391,086
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	397,873	391,086

(1)
Audit Fees include fees for professional services rendered for the audit of our annual financial statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. During our 2024 and 2023 fiscal years, all of the services provided by RSM were pre-approved by our audit committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future advisory votes on the compensation paid to our named executive officers will be held every one, two or three years. At the 2023 annual meeting, our stockholders approved, on an advisory, non-binding basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, our board of directors determined to implement an advisory vote on the compensation of our named executive officers every year until the next vote in 2029 on the preferred frequency of such advisory votes.

Our executive compensation program is designed to reward value creation for stockholders and to attract, motivate, and retain our executive officers, who are critical to our success. Under this program, our named executive officers are rewarded for the achievement of our short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our stockholders and paying for performance.

The section of this proxy statement titled “Executive Compensation” beginning on page 24 including “Narrative to Summary Compensation Table,” describes in detail our executive compensation program and the decisions made by our compensation committee and our board of directors with respect to the fiscal year ended December 31, 2024. Our executive compensation program rewards value creation for stockholders and progress towards achieving our mission and that promotes company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our named executive officers with a mix of short-term and long-term performance-based incentives to encourage consistently strong performance, and our board of directors believes that this link between compensation and the achievement of our short- and long-term business goals has helped drive our performance over time.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the company or the board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 5:

Approval of Cue Biopharma, Inc. 2025 Stock Incentive Plan

Why We are Requesting Stockholder Approval

We are asking stockholders to approve the Cue Biopharma, Inc. 2025 Stock Incentive Plan, or the 2025 Plan. Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating the best talent in what is a competitive labor market. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other companies in our peer group and other companies that we compete with for talent. We and our board understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. Our board of directors believes that adopting the 2025 Plan is in the best interests of the Company and its stockholders because it will permit the Company to continue to provide equity-based awards to promote the continued success of the Company by aligning the interests of the participants with those of our stockholders.

Our 2016 Omnibus Incentive Plan, as amended and restated, or the Current Plan, which has been our equity incentive plan since our initial public offering, will expire on March 23, 2026 and after that date, we will not be able to grant equity awards to our employees, non-employee directors and other key service providers who are critical to our success. Importantly, we are requesting that stockholders approve a lesser number of shares for issuance under the 2025 Plan than we currently have available for the grant of new awards under the 2016 Plan. Specifically, as of April 11, 2025, there were 6,336,365 shares remaining available for the grant of new awards under the Current Plan. We are only requesting that up to 6,200,000 shares become available for the grant of new awards under the 2025 Plan; provided, that the number of shares that will become available for the grant of new awards under the 2025 Plan shall in no event be greater than the number of shares available for the grant of awards under the Current Plan as of June 4, 2025, or the Annual Meeting Date. Accordingly, stockholders will not be further diluted if the 2025 Plan is approved. We determined to seek approval of the 2025 Plan (instead of seeking an extension of the term of the Current Plan) in order to update our equity incentive plan to be in line with current Delaware law and accounting rules, as well as the expectations of investors. To that end, and based on careful weighing of the above considerations, as more fully described below, on April 13, 2025, or the Board Approval Date, upon the recommendation of the compensation committee of the board, and subject to stockholder approval, the board adopted the 2025 Plan. If this proposal is approved by our stockholders, we intend to register the shares reserved for issuance under the 2025 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

If our stockholders approve the 2025 Plan, we will not grant any further awards under the Current Plan after the date of such approval, but awards previously granted under the Current Plan will remain outstanding. If the stockholders do not approve the 2025 Plan, then the Current Plan will remain in effect pursuant to its existing terms until its expiration in March 2026, and we will be required to modify our compensation program and consider other alternatives as a means of properly and competitively compensating our employees, directors and other service providers, including potentially increasing the amount of cash that we use as compensation, or limiting participation in the Current Plan prior to its expiration, which may impact our ability to retain our key talent.

We intend to utilize the 2025 Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to recruit, incentivize, retain and reward those who are critical to our success. Our compensation committee determined that the number of shares requested for issuance under the 2025 Plan (which will in no event be greater than the number of shares that remain available for the grant of new awards under the Current Plan, as of the Annual Meeting Date) is necessary to meet our needs for projected new-hire equity awards, projected annual equity awards to our employees and non-employee directors and employee recognition and promotion awards. Specifically, if stockholders approve the 2025 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2025 Plan for a number of shares of common stock equal to the sum of up to: (i) 6,200,000 shares of common stock, provided, that in no event shall more shares of common stock become available for the grant of new awards under the 2025 Plan than were available for the grant of new awards under the Current Plan as of the Annual Meeting Date; and (ii) such additional number of shares of common stock (up to 12,138,461 shares) as is equal to the number of shares of common stock subject to awards granted under the Current Plan and the Company’s 2016 Non-Employee Equity Incentive Plan, or the 2016 Non-Employee Plan, that are outstanding as of the Board Approval Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder, or the Code). The 2025 Plan does not include an evergreen provision (which the Current Plan contains) and includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

We have relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options, or Inducement Awards, to a newly hired executive who was eligible under the Nasdaq rules to receive such grants. While we believe that the number of shares that will be available for grant under the 2025 Plan will be sufficient to meet our equity compensation needs, we may from time-to-time utilize the grant of Inducement Awards when appropriate to preserve the shares available under the 2025 Plan for key service providers who are not eligible to receive awards under the inducement grant exception.

The following table includes information, as of April 11, 2025, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding awards under the Current Plan, the 2016 Non-Employee Plan and the Inducement Awards and up to 6,200,000 shares that will become available for the grant of new awards under the 2025 Plan if the 2025 Plan is approved by stockholders; provided, that such number of shares that will become available for the grant of new awards under the 2025 Plan shall in no event be greater than the number of shares available for the grant of new awards under the Current Plan as of the Annual Meeting Date.

Number of outstanding stock options (including performance-based stock options assuming maximum performance achievement)	12,338,461

Weighted average exercise price of outstanding stock options	$4.91

Weighted average remaining contractual term of outstanding stock options (years)	7.45

Shares available under the Current Plan for the grant of new awards as of the Board Approval Date	6,336,365

Maximum number of shares requested for approval pursuant to the 2025 Plan	6,200,000

Estimated maximum total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the 2025 Plan	6,200,000

Number of shares of common stock outstanding	61,819,101	(1)

(1) The number of shares outstanding on April 11, 2025 does not include the 13,530,780 additional shares of common stock issued in our underwritten public offering on April 16, 2025.

As of April 11, 2025, there were no outstanding shares of restricted stock, stock appreciation rights, or any other stock-based based awards.

We expect that the share pool under the 2025 Plan will allow us to continue to grant equity awards at our historic rates for approximately 2 years, but the actual duration of the share pool may vary based on changes in participation, our stock price and market practice.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. The Current Plan will expire on March 23, 2026. If the 2025 Plan is not approved by our stockholders, we will not be able to make equity incentive awards to meet our hiring and retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the 2025 Plan is not approved, we could be forced to increase cash compensation, which will reduce the cash resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the 2025 Plan is vital to our future success.

Our board believes approval of the 2025 Plan is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the 2025 Plan.

Following below is a discussion of:

•
Highlights of the 2025 Plan;
•
Reasons Why Stockholders Should Approve the 2025 Plan;
•
Information Regarding Overhang and Dilution; and
•
Description of the 2025 Plan.

Highlights of the 2025 Plan

The 2025 Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the 2025 Plan further below in this proposal as well as in the copy of the 2025 Plan in Appendix B to this proxy statement.

No Evergreen. The 2025 Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the 2025 Plan is subject to approval by our stockholders, allowing our stockholders to have a say in our equity compensation programs.

Clawback Policy. In accepting an Award under the 2025 Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including Cue Biopharma, Inc.’s Dodd-Frank Compensation Recovery Policy.

Minimum Vesting Provisions. Minimum vesting provisions of one year generally apply to all awards to participants, with the exception of awards for up to 5% of the shares of stock reserved under the 2025 Plan.

No Automatic Vesting of Awards on a Change in Control; Double-trigger Acceleration of Vesting upon a Change in Control. The 2025 Plan does not provide for the automatic vesting of awards in connection with a change in control (except with respect to awards granted to non-employee directors). Instead, the 2025 Plan includes “double trigger” acceleration, pursuant to which awards (other than awards granted to non-employee directors), will become fully vested and nonforfeitable if the participant is terminated without cause or resigns for good reason within two years following the change in control.

No Repricing of Awards. The 2025 Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

No Reload Stock Options or SARs. No stock options or SARs granted under the 2025 Plan may contain a provision entitling the award holder to the automatic grant of additional stock options or SARs in connection with any exercise of the original stock option or SAR.

No Dividend Equivalents on Stock Options or SARs. No stock options or SARs granted under the 2025 Plan may provide for the payment or accrual of dividend equivalents.

Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, restricted stock units, or RSUs, or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.

Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash earned or paid and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our board in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the 2025 Plan that would (i) materially increase the number of shares authorized (other than as provided under the 2025 Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

Reasons Why Stockholders Should Approve the 2025 Plan

No Increase in Shares Available for Grant. The 2025 Plan requests that up to 6,200,000 shares become available for the grant of awards under the plan, provided that in no event will the number of shares available for the grant of awards under the 2025 Plan be greater than the number of shares available for the grant of new awards under the Current Plan as of the Annual Meeting Date. Accordingly, stockholders are not being further diluted as a result of approving the 2025 Plan.

Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in what is a competitive labor market in our industry. Our equity-based compensation program has always been and will continue to be a key component in our ability to retain and pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of RSUs.

Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the 2025 Plan is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the 2025 Plan” and more thoroughly below, the 2025 Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Information Regarding Overhang and Burn Rate

In developing our share request for the 2025 Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of April 11, 2025, there were 12,338,461 shares underlying all equity awards outstanding (including performance-based stock options assuming maximum performance achievement), 6,336,365 shares available under the Current Plan, and 61,819,101 shares of common stock outstanding. Accordingly, our overhang at April 11, 2025 was 30.2%. Because we are requesting that fewer shares become available for the grant of awards under the 2025 Plan than are available for the grant of awards under the Current Plan, if our overhang were calculated as of April 11, 2025 assuming that the stockholders had approved the 2025 Plan, our overhang would have been 30.0% on such date. After giving effect to our April 16, 2025 underwritten public offering described elsewhere in this proxy statement, 75,349,881 shares of common stock were outstanding, which would have resulted in an overhang of 24.8%, or 24.6% if we assume that stockholders had approved the 2025 Plan.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2024, 2023 and 2022 calendar years, as well as an average over those years.

Calendar Year	Awards Granted (#)	Basic Weighted Average Number of Shares of Common Stock Outstanding (#)	Gross Burn Rate (1)
2024	4,383,300	56,328,348	7.8%
2023	2,591,900	45,754,794	5.7%
2022	828,500	35,649,134	2.3%
Three-Year Average	2,601,233	45,910,759	5.7%

(1) We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Equity Compensation Plan Information” contained elsewhere in this proxy statement.

Description of the 2025 Plan

The following is a brief summary of the 2025 Plan, a copy of which is attached as Appendix B to this proxy statement. References to the board in this summary shall include the compensation committee or any similar committee or sub-committee or the Delegated Persons (as defined below) to the extent that our board’s powers or authority under the 2025 Plan have been delegated to such committee or Delegated Persons, in accordance with the 2025 Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Company” and similar terms shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the board.

Types of Awards; Shares Available for Awards; Share Counting Rules

The 2025 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs, other stock-based awards and cash awards as described below, which we refer to collectively, as awards or Awards.

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the 2025 Plan (any or all of which awards may be in the form of incentive stock options) for up to a number of shares of common stock equal to the sum of: (i) 6,200,000 shares of our common stock, provided, that in no event shall more shares of common stock become available for the grant of awards under the 2025 Plan than were available for the grant of new awards under the Current Plan as of the Annual Meeting Date; and (ii) such additional number of shares of common stock (up to 12,138,461) as is equal to the number of shares of common stock subject to awards granted under the Current Plan and the 2016 Non-Employee Plan that are outstanding as of the Board Approval Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). Shares of common stock issued under the 2025 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The 2025 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

For purposes of counting the number of shares available for the grant of awards under the 2025 Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of awards under the 2025 Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the 2025 Plan. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2025 Plan.

Shares covered by awards under the 2025 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the 2025 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the 2025 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the number of shares available for the future grant of awards under the 2025 Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the 2025 Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board may grant awards under the 2025 Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2025 Plan. No such substitute awards shall count against the overall share limit contained in the 2025 Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2025 Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The 2025 Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board, by any other lawful means, or (vi) by any combination of these forms of payment. No stock option granted under the 2025 Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option. No stock options granted under the 2025 Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The 2025 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the 2025 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2025 Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the 2025 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the 2025 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the 2025 Plan) and grant in substitution therefor new awards under the 2025 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2025 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board. Our board may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the 2025 Plan, our board may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the 2025 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Cash Awards. Under the 2025 Plan, the board has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the 2025 Plan may be made subject to the achievement of performance goals. Our board may specify that the degree of granting, vesting, expiration and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by the board): (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of Phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of qualitative or quantitative performance measures set forth in operating plans approved by the board from time to time; (vi) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (vii) improvement of financial rates; (viii) achievement of balance sheet or income statement objectives; (ix) total stockholder return; (x) other comparable measures of financial and operational performance; and/or (xi) any other measure selected by the board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The board may specify that such performance measures will be adjusted to exclude any one or more of: (a) extraordinary items; (b) gains or losses on the dispositions of discontinued operations; (c) the cumulative effects of changes in accounting principles; (d) the write-down of any asset; (e) fluctuation in foreign currency exchange rates; (f) charges for restructuring and rationalization programs; (g) non-cash, mark-to-market adjustments on derivative instruments; (h) amortization of purchased intangibles; (i) the net impact of tax rate changes; (j) non-cash asset impairment charges; and (k) any other factors as the board may determine. Such performance measures: (A) may vary by participant and may be different for different awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (C) may cover such period as may be specified by the board. The board will have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our board may adjust the amount of cash or number of shares payable pursuant to a performance award, and our board may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a performance award, no stock option or SAR will provide for the payment or accrual of dividend equivalents, any dividends declared and paid by the Company with respect to shares of restricted stock will be subject to the same dividend rules for restricted stock awards not designated as a performance award and any right to receive dividend equivalents on an award of RSUs and other stock-based awards will be subject to the same dividend equivalent rules for such awards that are not designated as a performance award.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2025 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of April 11, 2025, approximately 47 persons were eligible to receive awards under the 2025 Plan, including 6 executive officers (who are current employees), 35 employees (excluding executive officers) and 6 non-employee directors.

On April 11, 2025, the last reported sale price of our common stock on the Nasdaq Capital Market was $0.7661.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the 2025 Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback Provision

In accepting an award under the 2025 Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation the Cue Biopharma, Inc. Dodd-Frank Compensation Recovery

Policy. A participant further agrees to promptly take any action necessary to effectuate any forfeiture or reimbursement that may be required by such clawback policy.

New Plan Benefits Table

The granting of awards under the 2025 Plan is discretionary, and, with the exception of options we expect to make to our non-employee directors in accordance with our director compensation policy, we cannot now determine the number or type of awards to be granted in the future to any particular person or group. We are currently obligated to grant each of our non-employee directors a stock option to purchase 48,800 shares of our common stock, upon initial election to the board and a stock option to purchase 24,400 shares of our common stock on the first trading day following December 31 of each year thereafter, under the terms of our director compensation policy. The exercise price of any such stock options will be equal to the closing price of our common stock on the Nasdaq Capital Market on the date of grant.

Administration

The 2025 Plan will be administered by our board. Our board has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2025 Plan that it deems advisable and to construe and interpret the provisions of the 2025 Plan and any award agreements entered into under the 2025 Plan. Our board may correct any defect, supply any omission or reconcile any inconsistency in the 2025 Plan or any award. All actions and decisions by our board with respect to the 2025 Plan and any awards made under the 2025 Plan will be made in our board’s discretion and will be final and binding on all persons having or claiming any interest in the 2025 Plan or in any award.

Pursuant to the terms of the 2025 Plan, our board may delegate any or all of its powers under the 2025 Plan to one or more committees or subcommittees of our board. The board has authorized the compensation committee to administer the 2025 Plan. Awards granted to non-employee directors must be granted and administered by a committee of the board, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market.

Subject to any requirements of applicable law, the board may, by resolution, delegate to one or more persons (including officers) or bodies (we refer to such persons or bodies as the Delegated Persons) the power to grant awards (subject to any limitations under the 2025 Plan) to eligible service providers of the Company and to exercise such other powers under the 2025 Plan as the board may determine, provided that the board shall fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) to be received by the Company for which such awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further that (I) no Delegated Person shall be authorized to grant awards to itself, and (II) no Delegated Person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the Exchange Act) or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the 2025 Plan, the board, the compensation committee, or any other committee or subcommittee or Delegated Person to whom the board has delegated authority pursuant to the 2025 Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the 2025 Plan, each award under the 2025 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board need not treat participants uniformly. Our board will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

The board may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be. Subject to the preceding sentence, no award under the 2025 Plan shall vest earlier than the first anniversary of its date of grant, unless such award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the participant; provided, that, such limitation will not apply to awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the 2025 Plan.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board, to (i) the number and class of securities available under the 2025 Plan, (ii) the share counting rules set forth in the 2025 Plan, (iii) the number, class, exercise, measurement or purchase price and any other per share related provisions of shares subject to each outstanding award, and (iv) any performance goals applicable to an award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2025 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board’s approval) arising out of any act or omission to act concerning the 2025 Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the 2025 Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2025 Plan or the change is otherwise permitted under the terms of the 2025 Plan in connection with certain corporate events.

Reorganization Events

The 2025 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the 2025 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the 2025 Plan, if a reorganization event occurs, our board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board determines (except to the extent specifically provided otherwise in an applicable award agreement, another agreement between a participant and us, or another Company plan): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all unvested awards will be forfeited immediately before the reorganization event and/or that all unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) make or provide for a payment in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by our board to participants with respect to each award held by a participant equal in value to (I) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the amount of cash and/or value, as determined by our board in its discretion, of any non-cash consideration per share of common stock to be received by holders of common stock as a result of the reorganization event, or the Acquisition Price, over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that any escrow, holdback, earn out or similar provisions in the definitive agreement governing the reorganization event may (as determined by our board) apply to such payments to the same extent and in the same manner as such provisions apply to holders of common stock, and provided further that if the Acquisition Price does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

Our board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the 2025 Plan. Our board, with reasonable notice to participants holding stock options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Change in Control Events

The 2025 Plan includes provisions related to the treatment of awards upon the occurrence of a “change in control event,” which means, in summary: the acquisition by a person or a group of more than 50% of the combined voting power of our outstanding stock; a change, without approval by the board, of a majority of the board; our involvement in a merger, consolidation, reorganization, or recapitalization, other than a transaction pursuant to which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the transaction are held by stockholders who, as of immediately prior to such transaction, were holders of our voting securities; or our liquidation or dissolution or our sale of all or substantially all of our assets. The complete definition of a “change in control event,” which is included in Section 10(c)(1)(A) of the 2025 Plan, a copy of which is attached as Appendix B to this proxy statement, contains several exceptions from, and qualifications to, what is summarized above.

Effect on Awards. Notwithstanding the provisions of the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable award agreement or other agreement, for awards granted to non-employee directors, effective immediately prior to a change in control event, all such outstanding awards granted will vest and be fully exercisable and non-forfeitable, and any specified performance goals with respect to outstanding awards shall be deemed to be satisfied at target.

Notwithstanding the provisions of the subsection entitled “Reorganization Events” and unless otherwise specified in the applicable award agreement or other agreement, for awards granted to participants other than non-employee directors, either of the following provisions shall apply, depending on whether, and the extent to which, such awards are assumed, converted or replaced by the resulting entity in a change in control event: (i) to the extent awards are not assumed, converted or replaced by the resulting entity in a change in control event, then upon such change in control event, such outstanding awards that may be exercised will become fully exercisable, all restrictions with respect to such outstanding awards, other than for awards with performance-based vesting conditions, will lapse and become fully vested and non-forfeitable, and for any outstanding awards with performance-based vesting conditions, the target payout opportunities attainable under such awards will be deemed to have been fully earned as of the change in control event based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control event and the award will vest pro rata based on the portion of the applicable performance period completed through the date of the change in control event; and (ii) to the extent such awards are assumed, converted or replaced by the resulting entity in the change in control event, if, within two years after the date of the change in control event, the participant has a separation from service with the Company or the resulting entity either (1) by the Company other than for cause (as defined in the 2025 Plan) or (2) by the participant for “good reason” (as such term is defined in the applicable award agreement), then such outstanding awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding awards, other than for awards with performance-based vesting conditions, will lapse and become vested and non-forfeitable, and for any outstanding awards with performance-based vesting conditions the target payout opportunities attainable under such awards will be deemed to have been fully earned as of the separation from service based upon the greater of (a) an assumed achievement of all relevant performance goals at the “target” level or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control event and the award will vest pro rata based on the portion of the applicable performance period completed through the date of the separation from service.

Provisions for Foreign Participants

The board may establish one or more sub-plans under the 2025 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The board will establish such sub-plans by adopting supplements to the 2025 Plan containing any limitations on the board’s discretion under the 2025 Plan and any additional terms and conditions not otherwise inconsistent with the 2025 Plan as the board deems necessary or desirable. All supplements adopted by the board will be deemed to be part of the 2025 Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the board, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the 2025 Plan after June 3, 2035 but awards previously granted may extend beyond that date. Our board may amend, suspend or terminate the 2025 Plan or any portion of the 2025 Plan at any time, except that (i) no amendment may be made to the plan to permit a stock option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the 2025 Plan materially increasing the number of shares authorized under the plan (other than as provided under the 2025 Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board may not effect such modification or amendment without such approval.

Unless otherwise specified in the amendment, any amendment to the 2025 Plan adopted in accordance with the procedures described above will apply to, and be binding on, the holders of all awards outstanding under the 2025 Plan at the time the amendment is adopted, provided that our board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2025 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the 2025 Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt such stockholder approval.

If stockholders do not approve the 2025 Plan, the 2025 Plan will not go into effect, and we will not grant any awards under the 2025 Plan. In this event, the board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2025 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2025 STOCK INCENTIVE PLAN.

STOCKHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2026 annual meeting of stockholders, stockholder proposals must be received by us no later than December 26, 2025, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2026 annual meeting of stockholders but not included in the proxy statement by March 6, 2026, but not before February 4, 2026, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting, and no later than the later of the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the advance notice provisions in our bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 6, 2026. If the date of the 2026 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2026 annual meeting of stockholders or the 10th day following public announcement by us of the date of the 2026 annual meeting of stockholders.

Stockholder proposals must be delivered to the Company’s Secretary at 40 Guest Street, Boston, Massachusetts 02135.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and our 2024 Annual Report of Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to you if you write us at Secretary, Cue Biopharma, Inc. 40 Guest Street, Boston, Massachusetts 02135 or call us at (617) 949-2680. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this Proxy Statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

We hope that you will attend the Annual Meeting. Whether or not you plan to attend, we urge you to vote your shares over the Internet or by telephone, or to complete, date, sign and return the proxy card in the postage-prepaid envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

1

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CUE BIOPHARMA, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Cue Biopharma, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware authorizing, declaring advisable and approving an amendment to the Amended and Restated Certificate of Incorporation of the Corporation to (i) increase the number of authorized shares of capital stock of the Corporation and (ii) increase the number of authorized shares of Common Stock of the Corporation. Thereafter, the stockholders of the Corporation duly adopted such amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SECOND: That the amendment to the Amended and Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That, upon the effectiveness of this Certificate of Amendment, Section 3.01 of Article III of the Amended and Restated Certificate of Incorporation, as heretofore amended, is hereby amended and restated in its entirety as follows:

“SECTION 3.01. Amount: The total number of shares which the Corporation has authority to issue is 310,000,000 shares, consisting of: 10,000,000 shares designated as Preferred Stock, par value of $0.001 per share (“Preferred Stock”), and 300,000,000 shares designated as Common Stock, par value of $0.001 per share (“Common Stock”).”

IN WITNESS WHEREOF, this Certificate of Amendment of Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this __ day of __, 2025.

CUE BIOPHARMA, INC.

By: Title:	Daniel R. Passeri Chief Executive Officer

APPENDIX B

CUE BIOPHARMA, INC.

2025 STOCK INCENTIVE PLAN

1.
Purpose

The purpose of this 2025 Stock Incentive Plan (the “Plan”) of Cue Biopharma, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.
Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.
Administration and Delegation
(a)
Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)
Appointment of Board Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board (or the Delegated Persons referred to in Section 3(c)) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee (or such Delegated Persons).
(c)
Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of shares that may be issued pursuant to such resolution (which number shall include, for the avoidance of doubt, the maximum number of shares issuable upon exercise or settlement of Awards), (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum consideration (if any) for which such Awards may be issued, and the minimum consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
(d)
Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.
4.
Stock Available for Awards
(a)
Number of Shares; Share Counting.
(1)
Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:
(A)
6,200,000 shares of Common Stock, provided, that in no event shall more shares of Common Stock become available for the grant of Awards under the Plan than were available for the grant of new awards under the Company’s 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”) as of the date the stockholders approve the Plan at the 2025 Annual Meeting of Stockholders; and
(B)
such additional number of shares of Common Stock (up to 12,138,461 shares) as is equal to the sum of the number of shares of Common Stock subject to awards granted under the 2016 Omnibus Plan and the Company’s 2016 Non-Employee Equity Incentive Plan that are outstanding as of the date that the Board approved the Plan and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code).

Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2)
Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B)
to the extent that an Award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(C)
if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an Award that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;
(D)
shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards; and
(E)
shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b)
Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director for services as a director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director for services as a director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance, any amounts paid or Awards made pursuant to a bona fide consulting agreement for services other than as a director, any amounts paid to a non-employee director as reimbursement of an expense and any financial statement expense associated with the modification of an outstanding award (whether or not granted under the Plan) shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
(c)
Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.
5.
Stock Options
(a)
General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.
(b)
Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Cue Biopharma, Inc., any of Cue Biopharma, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c)
Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(1)
if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(2)
if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(3)
if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures, or can use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d)
Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)
Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)
Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;
(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;
(3)
to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4)
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;

(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
(6)
to the extent provided for in the applicable Option agreement or approved by the Board, by any combination of the above permitted forms of payment.
(g)
Limitation on Repricing Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).
(h)
No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i)
No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6.
Stock Appreciation Rights
(a)
General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b)
Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value (as defined in Section 5(c)) of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c)
Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)
Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)
Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(f)
No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g)
No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7.
Restricted Stock; RSUs
(a)
General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).
(b)
Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)
Additional Provisions Relating to Restricted Stock.
(1)
Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.
(2)
Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to such Participant’s Designated Beneficiary (as defined below).
(d)
Additional Provisions Relating to RSUs.
(1)
Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
(2)
Voting Rights. A Participant shall have no voting rights with respect to any RSUs.
(3)
Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.
8.
Other Stock-Based and Cash-Based Awards
(a)
General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of, or in satisfaction of, compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).
(b)
Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.
(c)
Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
9.
Performance Awards.
(a)
Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
(b)
Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return; (xii) other comparable measures of financial and operational performance; and/ or (xiii) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of: (i) extraordinary items; (ii) gains or losses on the dispositions of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the writedown of any asset; (v) fluctuation in foreign currency exchange rates; (vi) charges for restructuring and rationalization programs; (vii) non-cash, mark-to-market adjustments on derivative instruments; (viii) amortization of purchased intangibles; (ix) the net impact of tax rate changes; (x) non-cash asset impairment charges; and (xi) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of any changes in the Company’s capitalization, unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(c)
Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.
(d)
Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.
10.
Adjustments for Changes in Common Stock and Certain Other Events
(a)
Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of shares available under the Plan, (ii) the share counting rules set forth in Section 4(a) (iii) the number, class, exercise, measurement or purchase price and any other per-share related provisions of shares subject of each outstanding Award, and (iv) any performance goals applicable to an Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b)
Reorganization Events.
(1)
Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement, another agreement between the Company and the Participant or another Company plan):

(i) provide that Awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(ii) upon written notice to a Participant, provide that unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

(iii) provide that Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

(iv) make or provide for a payment, in such form (which may include, without limitation, cash, cash equivalents and/or securities of the acquiring or succeeding corporation (or an affiliate thereof)) as may be determined by the Board, to Participants with respect to an Award held by a Participant equal in value to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the amount of cash and/or value, as determined by the Board in its discretion, of any non-cash consideration per share of Common Stock to be received by holders of Common Stock as a result of the Reorganization Event (the “Acquisition Price”) over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided that any escrow, holdback, earn-out or similar provisions in the definitive agreement governing the Reorganization Event may, as determined by the Board, apply to such payment to the same extent and in the same manner as such provisions apply to holders of Common Stock, and provided further that if the Acquisition Price does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;

(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

(vi) any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B)
Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C)
For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(D)
The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
(3)
Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
(c)
Change in Control Events.
(1)
Definitions.
(A)
A “Change in Control” shall mean (unless otherwise provided in an applicable Award agreement) the consummation of any of the following events:
(i)
The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)
A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)
A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)
During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

(B)
“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award agreement: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or its affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Participant to follow the directives of the Chief Executive Officer of the Company or any of its affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or affiliates’ policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or its affiliate.
(2)
Consequences of a Change In Control on Awards.
(A)
For Awards granted to non-employee directors, unless otherwise provided in the applicable Award agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.
(B)
For Awards granted to Participants other than non-employee directors, unless otherwise provided in the applicable Award agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:
(i)
to the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control; and

(ii)
to the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Participant has a separation from service with the Company or the resulting entity either (1) by the Company other than for Cause or (2) by the Participant for “good reason” (as defined in the applicable Award agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the separation from service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the separation from service.
11.
General Provisions Applicable to Awards
(a)
Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
(b)
Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)
Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)
Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(e)
Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.
(f)
Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(g)
Limitations on Vesting. Subject to Section 11(h), no Award shall vest earlier than the first anniversary of its date of grant, unless such Award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the Participant. The foregoing sentence shall not apply to Awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares set forth in Section 4(a).
(h)
Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.
Miscellaneous
(a)
No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)
No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares.
(c)
Clawback. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation Cue Biopharma, Inc.’s Dodd-Frank Compensation Recovery Policy adopted in accordance with stock exchange listing requirements (or any successor policy). The Participant agrees that in the event it is determined in accordance with any such policy that any Award granted under the Plan (including any dividends, Unvested Dividends or Dividend Equivalents paid with respect thereto), any shares of Common Stock issued upon exercise or settlement thereof (including securities or other property received therefor), or any other proceeds from the exercise or settlement of such Award or the sale of such shares of Common Stock or any other compensation subject to such policy must be forfeited or reimbursed to the Company, the Participant will promptly take any action necessary to effectuate such forfeiture and/or reimbursement as determined by the Company.
(d)
Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(e)
Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or Section 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(f)
Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(g)
Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with such Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(h)
Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in the capacity of a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(i)
Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

SCAN TO VIEW MATERIALS & VOTE CUE BIOPHARMA, INC. 40 GUEST ST. BOSTON, MA 02135 CUE BIOPHARMA, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE IN PROPOSAL 2 AND FORPROPOSALS 1, 3, 4 AND 5: 1.To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000. 2.The election of six nominees to the Board of Directors: Nominees: 2a.Daniel R. Passeri2b.Peter A. Kiener2c.Frank Morich2d.Pamela Garzone2e.Patrick Verheyen2f.Pasha Sarraf VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your recordsand to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CUE2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V63544-P26855ForAgainstAbstain!!! For! ! Withhold! ! 3.The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.4.The approval, on a non-binding advisory basis, of the compensation of our named executive officers. 5.The approval of the Cue Biopharma, Inc. 2025Stock Incentive Plan. NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. For! ! ! Against! ! ! Abstain! ! ! !! !! !! !! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V63545-P26855 CUE BIOPHARMA, INC. ANNUAL MEETING OF STOCKHOLDERS June 4, 2025 9:00 AM Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Daniel R. Passeri, Kerri-Ann Millar, and Colin Sandercock, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CUE BIOPHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM Eastern Time, on June 4, 2025, at www.virtualshareholdermeeting.com/CUE2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on the reverse side